UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDING OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 E. Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 E. Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2016

Date of reporting period: November 30, 2015

Form N-Q is to be used by management investment companies, other than small business investments companies, registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The following is a copy of the registrant’s schedule of investments pursuant to Rule 30b1-5 under the Investment Company Act of 1940 as amended (the “1940 Act”) as of the close of the reporting period as set forth in Sections 210.12-12 – 12-14 of Regulation S-X:

American Beacon Zebra Small Cap Equity Fund

November 30, 2015 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.42%
CONSUMER DISCRETIONARY - 13.04%
Auto Components - 1.33%
Cooper-Standard Holding, Inc.A	2,076	$152
Horizon Global Corp.A	1,794	16
Shiloh Industries, Inc.	2,593	18
Standard Motor Products, Inc.	2,172	91
Strattec Security Corp.	395	25

		302

Automobiles - 0.40%
Hyster-Yale Materials Handling, Inc.	1,579	91

Distributors - 1.29%
DXP Enterprises, Inc.A	948	31
Pool Corp.	3,188	262

		293

Hotels, Restaurants & Leisure - 0.66%
Interval Leisure Group, Inc.	5,752	90
Monarch Casino & Resort, Inc.A	1,553	35
Nathan’s Famous, Inc.	568	25

		150

Household Durables - 0.65%
CSS Industries, Inc.	1,190	35
Flexsteel Industries, Inc.	1,042	50
Haverty Furniture Companies, Inc.	1,699	41
Lifetime Brands, Inc.	1,537	21

		147

Internet & Catalog Retail - 1.95%
Global Sources Ltd.A	2,506	23
HSN, Inc.	5,412	270
Insight Enterprises, Inc.A	4,193	112
Overstock.com, Inc.A	2,895	38

		443

Leisure Equipment & Products - 0.29%
Escalade, Inc.	1,374	16
Johnson Outdoors, Inc., Class A	1,110	27
Marine Products Corp.	3,469	24

		67

Media - 0.98%
Crown Media Holdings, Inc., Class AA	36,164	205
Salem Media Group, Inc.	3,246	18

		223

Multiline Retail - 0.46%
Fox Factory Holding Corp.A	3,790	68
Stein Mart, Inc.	4,815	37

		105

Specialty Retail - 3.78%
America’s Car-Mart, Inc.A	886	23
Ascena Retail Group, Inc.A	6,797	77
Big 5 Sporting Goods Corp.	1,548	15
Buckle, Inc.B	4,174	133
Destination Maternity Corp.	2,038	11
Essendant, Inc.	4,694	171
Genesco, Inc.A	1,709	93
PC Connection, Inc.	3,318	74
Rent-A-Center, Inc.	3,789	65
Rush Enterprises, Inc., Class AA	4,212	102
Shoe Carnival, Inc.	1,781	35
Trans World Entertainment Corp.	6,369	23

	Shares	Fair Value
		(000’s)
Winmark Corp.	394	$38

		860

Textiles & Apparel - 1.25%
Columbia Sportswear Co.	5,293	248
Weyco Group, Inc.	1,331	36

		284

Total Consumer Discretionary		2,965

CONSUMER STAPLES - 4.94%
Beverages - 0.86%
National Beverage Corp.	4,517	196

Food & Drug Retailing - 1.24%
Natural Health Trends Corp.	947	46
SpartanNash Co.	3,787	82
Village Super Market, Inc., Class A	1,310	34
Weis Markets, Inc.	2,884	119

		281

Food Products - 2.02%
Seaboard Corp.	139	459

Personal Products - 0.67%
Nature’s Sunshine Products, Inc.	2,312	27
Revlon, Inc., Class AA	4,602	126

		153

Specialty Retail - 0.15%
BMC Stock Holdings, Inc.A	2,017	35

Total Consumer Staples		1,124

ENERGY - 0.94%
Energy Equipment & Services - 0.27%
Matrix Service Co.A	1,755	40
RigNet, Inc.A	948	21

		61

Oil & Gas - 0.67%
Adams Resources & Energy, Inc.	427	18
Navios Maritime Acquisition Corp.	28,329	96
Panhandle Oil and Gas, Inc., Class A	1,246	24
Resource America, Inc., Class A	2,550	15

		153

Total Energy		214

FINANCIALS - 27.14%
Banks - 10.85%
1st Source Corp.	2,593	88
American National Bankshares, Inc.	1,152	30
Arrow Financial Corp.	1,331	38
BancFirst Corp.	1,407	91
BankFinancial Corp.	2,894	37
BNC Bancorp	3,089	79
Bryn Mawr Bank Corp.	1,770	53
Camden National Corp.	913	41
Century Bancorp, Inc., Class A	879	39
Citizens & Northern Corp.	1,166	24
City Holding Co.	1,390	69
CNB Financial Corp.	2,057	38
Community Trust Bancorp, Inc.	1,709	63
Enterprise Bancorp, Inc.	1,331	33
Fidelity Southern Corp.	2,328	53
Financial Institutions, Inc.	1,432	39
First Bancorp (NC)	2,009	39

	Shares	Fair Value
		(000’s)
First Busey Corp.	2,606	$57
First Business Financial Services, Inc.	1,191	31
First Community Bancshares, Inc.	1,988	41
First Defiance Financial Corp.	900	37
First Financial Corp.	1,268	46
German American Bancorp, Inc.	1,337	46
Great Southern Bancorp, Inc.	1,372	70
Horizon Bancorp	1,354	37
International Bancshares Corp.	7,933	241
Lakeland Bancorp, Inc.	3,639	44
MainSource Financial Group, Inc.	2,205	51
Mercantile Bank Corp.	1,771	46
National Bankshares, Inc.	1,098	39
OceanFirst Financial Corp.	1,595	32
Pacific Premier Bancorp, Inc.A	1,986	47
Penns Woods Bancorp, Inc.	656	29
Peoples Bancorp, Inc.	1,714	35
Sierra Bancorp	1,376	25
Stock Yards Bancorp, Inc.	1,356	55
TowneBank	4,908	110
Trico Bancshares	2,314	68
Univest Corp of Pennsylvania	2,193	46
Washington Trust Bancorp, Inc.	1,540	63
WesBanco, Inc.	3,573	121
West Bancorporation, Inc.	1,600	33
Yadkin Financial Corp.	6,131	160

		2,464

Diversified Financials - 4.49%
Bear State Financial, Inc.A	6,139	65
CIFC Corp.	3,382	24
Cohen & Steers, Inc.	3,206	99
Credit Acceptance Corp.A B	1,268	254
Diamond Hill Investment Group, Inc.	274	60
First Cash Financial Services, Inc.A	1,942	76
GAMCO Investors, Inc., Class A	1,724	113
Heartland Financial USA, Inc.	1,884	72
HomeStreet, Inc.	2,070	45
Meta Financial Group, Inc.	651	29
MidWestOne Financial Group, Inc.	1,194	38
Nicholas Financial, Inc.	1,647	21
Pacific Continental Corp.	1,804	29
PennyMac Financial Services, Inc.A	3,682	60
Westwood Holdings Group, Inc.	616	36

		1,021

Insurance - 5.87%
AMERISAFE, Inc.	1,699	91
Baldwin & Lyons, Inc., Class B	1,785	42
Crawford & Co., Class B	4,612	28
EMC Insurance Group, Inc.	3,004	78
Enstar Group Ltd.A	2,413	372
Global Indemnity PLCA C	3,296	97
Independence Holding Co.	1,802	27
National Western Life Group, Inc.	592	156
Selective Insurance Group, Inc.	6,114	211
Third Point Reinsurance Ltd.A	16,388	233

		1,335

Real Estate - 5.93%
Agree Realty Corp.D	1,007	34
Alexander’s, Inc.D	342	137
Armada Hoffler Properties, Inc.D	7,341	83
Chesapeake Lodging TrustD	2,244	61
EPR PropertiesD	2,803	157
General Finance Corp.A	3,892	17
Geo Group, Inc.D	3,480	102
Getty Realty Corp.D	2,729	48
LTC Properties, Inc.D	1,917	82

	Shares	Fair Value
		(000’s)
National Health Investors, Inc.D	2,144	$129
One Liberty Properties, Inc.D	1,340	30
PS Business Parks, Inc.D	1,984	175
RLJ Lodging TrustD	1,880	46
Sabra Health Care REIT, Inc.D	3,459	72
Saul Centers, Inc.D	1,746	97
Universal Health Realty Income TrustD	821	43
Urstadt Biddle Properties, Inc., Class AD	1,739	35

		1,348

Total Financials		6,168

HEALTH CARE - 10.25%
Biotechnology - 2.08%
Genomic Health, Inc.A	768	23
Luminex Corp.A	2,745	59
MiMedx Group, Inc.A	3,841	34
Neogen Corp.A	1,897	112
PDL BioPharma, Inc.	50,198	190
RTI Biologics, Inc.A	3,446	14
SciClone Pharmaceuticals, Inc.A	4,315	40

		472

Health Care Equipment & Supplies - 3.31%
Atrion Corp.	175	74
Computer Programs and Systems, Inc.	794	39
Exactech, Inc.A	1,500	26
Hillenbrand, Inc.	3,223	98
Integra LifeSciences Holdings Corp.A	2,464	154
Masimo Corp.	3,020	124
Meridian Bioscience, Inc.	3,397	66
Merit Medical Systems, Inc.A	2,977	58
Nutraceutical International Corp.	1,104	28
SurModics, Inc.A	1,000	21
Utah Medical Products, Inc.	382	22
Vascular Solutions, Inc.A	1,171	42

		752

Health Care Providers & Services - 4.09%
Addus HomeCare Corp.A	959	22
Air Methods Corp.	2,710	118
Alliance HealthCare Services, Inc.A	1,231	11
Almost Family, Inc.	919	39
Cantel Medical Corp.	2,478	160
Corvel Corp.A	1,803	70
Ensign Group, Inc.	2,083	99
LHC Group, Inc.A	1,526	71
National Healthcare Corp.	1,413	98
National Research Corp.	2,566	40
Omnicell, Inc.A	2,210	67
Owens & Minor, Inc.	3,561	137

		932

Pharmaceuticals - 0.77%
Corcept Therapeutics, Inc.A	4,289	23
Enanta Pharmaceuticals, Inc.A	1,394	44
Sucampo Pharmaceuticals, Inc., Class AA	2,794	48
Synutra International, Inc.A B	11,907	60

		175

Total Health Care		2,331

INDUSTRIALS - 16.23%
Aerospace & Defense - 0.47%
Kaman Corp.	2,655	107

Building Products - 1.51%
AAON, Inc.	4,361	108
Omega Flex, Inc.	666	27
Patrick Industries, Inc.A	1,450	60

	Shares	Fair Value
		(000’s)
Universal Forest Products, Inc.	1,933	$149

		344

Commercial Services & Supplies - 8.34%
American Public Education, Inc.A	1,650	38
Capella Education Co.	1,001	48
CDI Corp.	1,752	12
Ceco Environmental Corp.	2,892	25
CSG Systems International, Inc.	2,944	105
Deluxe Corp.	4,917	288
Electro Rent Corp.	2,528	26
Ennis, Inc.	2,972	59
Franklin Covey Co.A	1,528	23
Herman Miller, Inc.	5,809	184
Kelly Services, Inc., Class A	3,305	56
Kforce, Inc.	2,724	73
Landauer, Inc.	659	27
Marlin Business Services Corp.	1,707	30
McGrath Rentcorp	2,656	78
Monotype Imaging Holdings, Inc.	2,747	73
MSA Safety, Inc.	2,458	115
PHI, Inc.A E	2,528	54
Resources Connection, Inc.	2,940	54
Strayer Education, Inc.A	679	40
TeleTech Holdings, Inc.	5,039	146
VSE Corp.	640	40
West Corp.	11,772	300

		1,894

Construction & Engineering - 0.51%
Primoris Services Corp.	5,017	116

Electrical Equipment - 1.07%
Chase Corp.	1,241	55
Franklin Electric Co., Inc.	4,452	145
Houston Wire & Cable Co.	2,024	13
Preformed Line Products Co.	724	30

		243

Industrial Conglomerates - 1.29%
ICF International, Inc.A	2,067	74
Park-Ohio Industries, Inc.	1,635	69
Tredegar Corp.	3,448	54
Trimas Corp.A	4,487	97

		294

Machinery - 2.77%
Alamo Group, Inc.	1,154	66
Altra Industrial Motion Corp.	2,356	66
Applied Industrial Technologies, Inc.	3,609	153
Columbus McKinnon Corp.	2,212	46
Gorman-Rupp Co.	2,764	89
Hurco Co., Inc.	790	21
Kadant, Inc.	1,066	46
L.B. Foster Co., Class A	1,080	13
Miller Industries, Inc.	1,209	27
Sun Hydraulics Corp.	2,389	79
Xerium Technologies, Inc.A	2,050	24

		630

Road & Rail - 0.27%
Universal Truckload Services, Inc.	3,826	62

Total Industrials		3,690

INFORMATION TECHNOLOGY - 18.23%
Communications Equipment - 0.23%
Bel Fuse, Inc., Class B	1,518	32
Black Box Corp.	1,800	20

		52

	Shares	Fair Value
		(000’s)
Computers & Peripherals - 0.69%
Avid Technology, Inc.A	7,178	$54
Datalink Corp.A	2,390	18
Eastman Kodak Co.A	6,507	85

		157

Electronic Equipment & Instruments - 4.66%
Analogic Corp.	863	72
AVX Corp.	17,429	234
Coherent, Inc.	2,018	137
CTS Corp.	3,614	69
Daktronics, Inc.	4,046	35
ePlus, Inc.	803	71
MTS Systems Corp.	1,283	82
Newport Corp.A	4,027	67
Plexus Corp.A	3,747	139
Scansource, Inc.A	3,126	120
Tessco Technologies, Inc.	899	19
Twin Disc, Inc.	1,172	14

		1,059

Internet Software & Services - 1.82%
Grand Canyon Education, Inc.A	4,031	159
Netgear, Inc.A	2,596	115
NIC, Inc.	4,200	86
Perficient, Inc.A	3,036	53

		413

IT Consulting & Services - 3.54%
Forrester Research, Inc.	1,115	36
Hackett Group, Inc.	2,897	55
Lionbridge TechnologiesA	7,789	41
MoneyGram International, Inc.A	9,648	85
Sykes Enterprises, Inc.A	4,322	138
Syntel, Inc.A	9,275	449

		804

Semiconductor Equipment & Products - 4.85%
Amkor Technology, Inc.A	34,179	232
Cabot Microelectronics Corp.	2,053	86
Cascade Microtech, Inc.A	1,670	27
Cohu, Inc.	1,842	24
Diodes, Inc.A	4,275	100
GSI Group, Inc.A	3,223	46
Microsemi Corp.	8,186	295
MKS Instruments, Inc.	4,959	183
QLogic Corp.A	6,252	81
Xcerra Corp.A	5,195	31

		1,105

Software - 2.44%
American Software, Inc., Class A	2,364	24
Mentor Graphics Corp.	11,715	220
Netscout Systems, Inc.A	2,898	96
Pegasystems, Inc.	4,879	144
QAD, Inc., Class A	1,058	25
Quality Systems, Inc.	2,772	45

		554

Total Information Technology		4,144

MATERIALS - 2.85%
Chemicals - 2.40%
Hawkins, Inc.	1,044	43
Innospec, Inc.	2,856	167
KMG Chemicals, Inc.	1,121	22
Kronos Worldwide, Inc.	11,620	75
Quaker Chemical Corp.	1,061	90
Stepan Co.	2,181	114
Trecora ResourcesA	2,392	35

		546

	Shares	Fair Value
		(000’s)
Construction Materials - 0.12%
United States Lime & Minerals, Inc.	547	$28

Containers & Packaging - 0.11%
UFP Technologies, Inc.A	1,001	24

Metals & Mining - 0.22%
Hallador Energy Co.	3,515	24
Handy & Harman Ltd.A	1,137	26

		50

Total Materials		648

TELECOMMUNICATION SERVICES - 0.95%
Diversified Telecommunication Services - 0.77%
IDT Corp., Class B	2,514	31
Intelsat S.A.A B	30,412	142

		173

Wireless Telecommunication Services - 0.18%
Spok Holdings, Inc.	2,265	42

Total Telecommunication Services		215

UTILITIES - 1.85%
Electric - 1.14%
MGE Energy, Inc.	3,499	152
Otter Tail Corp.	4,039	108

		260

Water - 0.71%
Artesian Resources Corp., Class A	733	19
Connecticut Water Co.	1,137	41
Middlesex Water Co.	1,458	37
SJW Corp.	2,084	64

		161

Total Utilities		421

Total Common Stock (Cost $21,980)		21,920

SHORT-TERM INVESTMENTS - 3.18% (Cost $723)
JPMorgan U.S. Government Money Market Fund, Capital Class	723,232	723

SECURITIES LENDING COLLATERAL - 1.93%
American Beacon U.S. Government Money Market Select Fund, Select Class F	344,006	344
DWS Government and Agency Securities Portfolio, Institutional Class	93,594	94

Total Securities Lending Collateral (Cost $438)		438

TOTAL INVESTMENTS - 101.53% (Cost $23,141)		23,081
LIABILITIES, NET OF OTHER ASSETS - (1.53%)		(348)

TOTAL NET ASSETS - 100.00%		$22,733

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at November 30, 2015.
C	PLC - Public Limited Company.
D	REIT - Real Estate Investment Trust.
E	Non-voting participating shares.
F	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on November 30, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index December Futures	Long	6	December 2015	$717,540	$13,939

				$717,540	$13,939

See Accompanying Notes.

Top Ten Holdings (% Net Assets)
Syntel, Inc.	1.8
West Corp.	1.7
Credit Acceptance Corp.	1.6
Enstar Group Ltd.	1.5
PDL BioPharma, Inc.	1.5
Mentor Graphics Corp.	1.4
International Bancshares Corp.	1.2
Helen of Troy Ltd.	1.1
Amerco, Inc.	1.1
Greenlight Capital Re Ltd.	1.0

Total Fund Holdings	286

Sector Allocation (% Equities)
Financials	29.7
Industrials	17.3
Information Technology	14.9
Consumer Discretionary	14.6
Health Care	12.0
Consumer Staples	4.1
Materials	3.3
Utilities	1.8
Telecommunication Services	1.2
Energy	1.1

American Beacon Zebra Global Equity Fund

November 30, 2015 (Unaudited)

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS – 13,866.66% (Cost $3,328)
JPMorgan U.S. Government Money Market Fund, Capital Class	3,327,816	$3,328

TOTAL INVESTMENTS - 13,866.66% (Cost $3,328)		3,328
OTHER ASSETS, NET OF LIABILITIES – (13,766.66%)		(3,304)

TOTAL NET ASSETS - 100.00%		$24

Percentages are stated as a percent of net assets.

American Beacon The London Company Income Equity Fund

November 30, 2015 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 93.01%
CONSUMER DISCRETIONARY - 14.66%
Commercial Services - 3.12%
H&R Block, Inc.	682,600	$25,045

Hotels, Restaurants & Leisure - 3.30%
Carnival Corp.	524,420	26,499

Leisure Equipment & Products - 4.35%
Hasbro, Inc.	477,327	34,889

Specialty Retail - 3.89%
Lowe’s Cos., Inc.	407,563	31,219

Total Consumer Discretionary		117,652

CONSUMER STAPLES - 12.51%
Beverages - 3.67%
Coca-Cola Co.	691,320	29,464

Tobacco - 8.84%
Altria Group, Inc.	625,380	36,022
Reynolds American, Inc.	755,962	34,963

		70,985

Total Consumer Staples		100,449

ENERGY - 6.35%
Oil & Gas - 6.35%
Chevron Corp.	144,506	13,196
ConocoPhillips	305,139	16,493
Kinder Morgan, Inc.	904,795	21,326

Total Energy		51,015

FINANCIALS - 13.34%
Diversified Financials - 7.57%
BlackRock, Inc., Class A	78,322	28,487
Wells Fargo & Co.	585,196	32,244

		60,731

Insurance - 3.01%
Cincinnati Financial Corp.	395,821	24,189

Real Estate - 2.76%
Communications Sales & Leasing, Inc.A	431,356	8,390
Corrections Corp of AmericaA	535,270	13,799

		22,189

Total Financials		107,109

HEALTH CARE - 10.10%
Pharmaceuticals - 10.10%
Bristol-Myers Squibb Co.	364,755	24,442
Eli Lilly & Co.	336,728	27,625
Pfizer, Inc.	884,523	28,986

Total Health Care		81,053

INDUSTRIALS - 13.02%
Aerospace & Defense - 4.50%
General Dynamics Corp.	246,665	36,127

	Shares	Fair Value
		(000’s)
Industrial Conglomerates - 4.55%
General Electric Co.	1,219,700	$36,517

Road & Rail - 3.97%
Norfolk Southern Corp.	335,100	31,855

Total Industrials		104,499

INFORMATION TECHNOLOGY - 13.99%
Communications Equipment - 2.61%
Cisco Systems, Inc.	768,820	20,950

IT Consulting & Services - 2.43%
Paychex, Inc.	359,481	19,502

Semiconductor Equipment & Products - 3.30%
Intel Corp.	762,461	26,511

Software - 5.65%
CA, Inc.	822,330	23,116
Microsoft Corp.	409,558	22,259

		45,375

Total Information Technology		112,338

MATERIALS - 4.47%
Chemicals - 4.47%
NewMarket Corp.	47,951	19,811
The Mosaic Co.	507,530	16,058

Total Materials		35,869

TELECOMMUNICATION SERVICES - 1.65%
Diversified Telecommunication Services - 1.65%
Verizon Communications, Inc.	290,894	13,221

UTILITIES - 2.92%
Electric - 2.92%
Dominion Resources, Inc.	156,228	10,525
Duke Energy Corp.	190,731	12,924

Total Utilities		23,449

Total Common Stock (Cost $704,307)		746,654

PREFERRED STOCK - 0.97% (Cost $7,584)
FINANCIALS - 0.97%
Diversfied Financials - 0.97%
Wells Fargo & Co., 6%, Due 12/15/2020	302,600	7,813

SHORT-TERM INVESTMENTS - 5.19% (Cost $41,637)
JPMorgan U.S. Government Money Market Fund, Capital Class	41,636,696	41,637

TOTAL INVESTMENTS - 99.17% (Cost $753,528)		796,104
OTHER ASSETS, NET OF LIABILITIES - 0.83%		6,696

TOTAL NET ASSETS - 100.00%		$802,800

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.

Futures Contracts Open on November 30, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index December Futures	Long	372	December 2015	$38,684,280	$332,285

				$38,684,280	$332,285

See Accompanying Notes.

Top Ten Holdings (% Net Assets)
Kinder Morgan, Inc.	4.6
Hasbro, Inc.	4.6
Lorillard, Inc.	4.4
General Dynamics Corp.	4.2
Wells Fargo & Co.	4.0
Altria Group, Inc.	3.7
BlackRock, Inc.	3.5
Lowe’s Cos., Inc.	3.5
Pfizer, Inc.	3.4
Federated Investors, Inc.	3.3

Total Fund Holdings	34

Sector Allocation (% Equities)
Financials	17.9
Information Technology	17.5
Consumer Staples	12.6
Consumer Discretionary	11.6
Health Care	10.1
Energy	9.3
Materials	7.8
Industrials	7.7
Utilities	3.3
Telecommunication Services	2.2

American Beacon SiM High Yield Opportunities Fund

November 30, 2015 (Unaudited)

		Shares	Fair Value
			(000’s)
COMMON STOCK - 1.43%
FINANCIALS - 0.67%
Other Finance - 0.24%
Oslo Bors VPS Holdings ASA	NOK	188,850	$1,891

Real Estate - 0.43%
Annaly Capital Management, Inc.A		359,000	3,439

MANUFACTURING - 0.22%
Basic Materials - 0.22%
CVR Partners LPB C		198,118	1,712

MATERIALS - 0.33%
Basic Materials - 0.07%
OCI Partners LPB C		64,105	520

Metals & Mining - 0.26%
Ciner Resources LPB		91,000	2,039

TRANSPORTATION - 0.21%
Other Transportation - 0.21%
Knot Offshore Partners LPC		103,157	1,640

Total Common Stock (Cost $13,240)			11,241

		Par AmountN
		(000’s)
DOMESTIC BANK LOAN OBLIGATIONS - 2.75%
Consumer - 1.33%
North Atlantic Trading Co. Inc., 1st Lien Term Loan, 7.75%, Due 1/13/2020D		$4,921	4,872
North Atlantic Trading Co. Inc., 2nd Lien Term Loan, 1.00%, Due 7/13/2020D		5,600	5,600

			10,472

Transportation - 1.42%
Gol Luxco S.A. 1st Lien Term Loan, 1.00%, Due 8/31/2020 D		11,450	11,164

Total Domestic Bank Loan Obligations (Cost $21,758)			21,636

DOMESTIC CONVERTIBLE OBLIGATIONS - 1.36%
Manufacturing - 0.60%
Tesla Motors, Inc., 1.25%, Due 3/1/2021		5,225	4,745

Transportation - 0.76%
Titan Machinery, Inc., 3.75%, Due 5/1/2019 E		8,400	5,959

Total Domestic Convertible Obligations (Cost $12,033)			10,704

	Par AmountN	Fair Value
	(000’s)	(000’s)
DOMESTIC OBLIGATIONS - 80.19%
Consumer - 7.93%
Constellation Brands, Inc., 6.00%, Due 5/1/2022	$8,000	$8,880
Darling Ingredients, Inc., 5.375%, Due 1/15/2022	11,116	10,894
JBS USA LLC / JBS USA Finance, Inc., 5.875%, Due 7/15/2024F G	13,550	13,346
Minerva Luxembourg S.A., 7.75%, Due 1/31/2023G	10,600	10,362
Simmons Foods, Inc., 7.875%, Due 10/1/2021G	10,505	9,612
TreeHouse Foods, Inc., 4.875%, Due 3/15/2022	9,600	9,357

		62,451

Energy - 8.21%
California Resources Corp., 5.50%, Due 9/15/2021	8,600	5,160
Denbury Resources, Inc., 5.50%, Due 5/1/2022	8,100	5,022
Ithaca Energy, Inc., 8.125%, Due 7/1/2019G	5,700	4,589
MEG Energy Corp., 7.00%, Due 3/31/2024G	16,200	13,730

Memorial Production Partners LP / Memorial Production Finance Corp.,
7.625%, Due 5/1/2021B	8,550	4,938
6.875%, Due 8/1/2022B	7,125	3,954
Northern Blizzard Resources, Inc., 7.25%, Due 2/1/2022G	18,792	15,502
Teine Energy Ltd., 6.875%, Due 9/30/2022G	4,300	3,870
Whiting Petroleum Corp., 5.75%, Due 3/15/2021	8,600	7,826

		64,591

Finance - 2.88%
Carlson Travel Holdings, Inc., 7.50%, Due 8/15/2019G H	9,475	9,451
DFC Finance Corp., 10.50%, Due 6/15/2020G	5,700	3,734
Iron Mountain, Inc., 6.00%, Due 8/15/2023	9,040	9,486

		22,671

Manufacturing - 22.77%
Activision Blizzard, Inc., 5.625%, Due 9/15/2021G	8,900	9,373
Actuant Corp., 5.625%, Due 6/15/2022	11,000	11,151
ADS Tactical, Inc., 11.00%, Due 4/1/2018G	17,500	17,937
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 6.375%, Due 3/15/2024B F	15,275	6,874
Crown Americas LLC / Crown Americas Capital Corp., IV, 4.50%, Due 1/15/2023F	14,175	14,016
IHS, Inc., 5.00%, Due 11/1/2022	11,081	11,275
Kissner Milling Co., Ltd., 7.25%, Due 6/1/2019G	13,600	13,600
LSB Industries, Inc., 7.75%, Due 8/1/2019	13,250	11,395
Orbital ATK, Inc., 5.25%, Due 10/1/2021	8,128	8,250
Sealed Air Corp., 6.50%, Due 12/1/2020G	13,846	15,369
Sensata Technologies BV, 4.875%, Due 10/15/2023G	15,175	14,720
Servicios Corporativos Javer S.A.P. de C.V., 9.875%, Due 4/6/2021G	11,100	11,433
Southern Graphics, Inc., 8.375%, Due 10/15/2020G	14,315	14,601
Techniplas LLC, 10.00%, Due 5/1/2020F G	9,550	6,637
Titan International, Inc., 6.875%, Due 10/1/2020	7,375	5,928
TransDigm, Inc., 6.50%, Due 7/15/2024	6,800	6,698

		179,257

Service - 29.44%
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022	10,765	10,550
Ancestry.com, Inc., 11.00%, Due 12/15/2020	7,000	7,595
CHS/Community Health Systems, Inc., 5.125%, Due 8/1/2021	13,350	13,484
Churchill Downs, Inc., 5.375%, Due 12/15/2021	14,800	15,170
Constellis Holdings LLC / Constellis Finance Corp., 9.75%, Due 5/15/2020F G	14,350	11,911
DaVita HealthCare Partners, Inc., 5.75%, Due 8/15/2022	9,600	9,948
Envision Healthcare Corp., 5.125%, Due 7/1/2022G	11,600	11,136
Halyard Health, Inc., 6.25%, Due 10/15/2022	12,725	12,868
HCA, Inc., 4.75%, Due 5/1/2023	13,645	13,543
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022	13,525	11,310
Lansing Trade Group LLC / Lansing Finance Co., Inc., 9.25%, Due 2/15/2019F G	12,600	12,143
LifePoint Health, Inc., 5.50%, Due 12/1/2021	13,885	13,885
Live Nation Entertainment, Inc., 7.00%, Due 9/1/2020G	12,345	12,978
MGM Resorts International, 7.75%, Due 3/15/2022	12,000	12,870
Multi-Color Corp., 6.125%, Due 12/1/2022G	9,625	9,613
Station Casinos LLC, 7.50%, Due 3/1/2021F	14,637	15,514

		Par AmountN	Fair Value
		(000’s)	(000’s)
Tenet Healthcare Corp., 4.50%, Due 4/1/2021		$14,975	$14,787
Univision Communications, Inc., 6.75%, Due 9/15/2022G		13,100	13,575
Viking Cruises Ltd., 8.50%, Due 10/15/2022G		8,275	8,772

			231,652

Telecommunications - 4.44%
DigitalGlobe, Inc., 5.25%, Due 2/1/2021G		9,750	8,288
NeuStar, Inc., 4.50%, Due 1/15/2023		10,350	8,642
Virgin Media Finance PLC, 6.375%, Due 4/15/2023G I		17,650	18,046

			34,976

Transportation - 3.38%
Gol Luxco S.A., 8.875%, Due 1/24/2022G		4,800	2,448
United Continental Holdings, Inc., 6.00%, Due 12/1/2020		7,675	8,020
US Airways Group, Inc., 6.125%, Due 6/1/2018		12,600	12,978
VRG Linhas Aereas S.A., 10.75%, Due 2/12/2023G		5,000	3,155

			26,601

Utilities - 1.14%
GenOn Americas Generation LLC, 9.125%, Due 5/1/2031F		11,600	8,990

Total Domestic Obligations (Cost $676,345)			631,189

FOREIGN CONVERTIBLE OBLIGATIONS - 0.17%
Consumer - 0.17%
Pescanova S.A.,E J
5.125%, Due 4/20/2017E J	EUR	7,450	708
8.75%, Due 2/17/2019E J	EUR	6,600	628

Total Foreign Convertible Obligations (Cost $10,076)			1,336

FOREIGN OBLIGATIONS - 10.93%
Finance - 1.98%
Emma Delta Finance PLC,
8.50%, Due 10/15/2017E G I	EUR	8,000	8,115
12.00%, Due 10/15/2017E G I	EUR	7,000	7,470

			15,585

Service - 3.45%
Cirsa Funding Luxembourg S.A., 8.75%, Due 5/15/2018G	EUR	5,417	5,809
Gala Electric Casinos, 11.50%, Due 6/1/2019G	GBP	4,423	7,061
Gamenet SpA, 7.25%, Due 8/1/2018G	EUR	10,000	9,932
TES Finance PLC, 6.75%, Due 7/15/2020G K	GBP	3,000	4,315

			27,117

Sovereign - 1.45%
Greece, Hellenic Republic, 3.00%, Due 2/24/2023L M	EUR	5,000	4,196
Mexican Bonos Desarr, 5.00%, Due 6/15/2017	MXN	117,500	7,199

			11,395

Telecommunications - 0.52%
OTE PLC, 3.50%, Due 7/9/2020 I	EUR	4,000	4,058

Transportation - 3.53%
CMA CGM S.A., 7.75%, Due 1/15/2021G	EUR	14,690	14,202
Moto Finance PLC, 6.375%, Due 9/1/2020G I	GBP	8,755	13,608

			27,810

Total Foreign Obligations (Cost $97,041)			85,965

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 1.42% (Cost $11,193)
Short-Term Investments - 1.42%
JPMorgan U.S. Government Money Market Fund, Capital Class	11,193,241	$11,193

TOTAL INVESTMENTS - 98.24% (Cost $841,687)		773,264
OTHER ASSETS, NET OF LIABILITIES - 1.76%		13,849

TOTAL NET ASSETS - 100.00%		$787,113

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B	LP - Limited Partnership.
C	MLP - Master Limited Partnership.
D	Term Loan.
E	Illiquid Security. At period end, the amount of illiquid securities was $22,880 or 2.91% of net assets.
F	LLC - Limited Liability Company.
G	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $370,443 or 47.06% of net assets. The Fund has no right to demand registration of these securities.
H	PIK - Payment in Kind.
I	PLC - Public Limited Company.
J	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,336 or 0.17% of net assets.
K	PCL - Public Company Limited (Thailand).
L	Variable rate.
M	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
N	In U.S. Dollars unless otherwise noted.

Futures Contracts Open on November 30, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Globex December Futures	Short	273	December 2015	$25,694,419	$478,670
Euro Currency Globex December Futures	Short	427	December 2015	56,449,400	3,421,046

				$82,143,819	$3,899,716

Glossary:

Currency Abbreviations:

EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NOK	Norwegian Krone

Exchange Abbreviations:

Globex	Chicago Mercantile Exchange

See Accompanying Notes.

American Beacon Flexible Bond Fund

November 30, 2015 (Unaudited)

	Par AmountO	Fair Value
	(000’s)	(000’s)
DOMESTIC BANK LOAN OBLIGATIONS - 2.31%

Manufacturing - 0.70%
Allison Transmission Holdings, Inc., Term Loan B 3, 3.50%, Due 8/23/2019A B	$400	$399
Avago Technologies Cayman Ltd., Term Loan B, 3.50%, Due 11/6/2022B	50	49
Berry Plastics Holding Corp., Term Loan F, 4.00%, Due 10/1/2022A B	600	596
Dell, Inc., Term Loan B2, 4.00%, Due 4/29/2020A B	409	407

		1,451

Service - 1.56%
ARAMARK Corp., 3.25%, Term Loan E, Due 9/7/2019B	401	401
Burlington Coat Factory Warehouse Corp., Term Loan B 3, 4.25%, Due 8/13/2021A B	295	289
ClubCorp Club Operations, Inc., 2015 Term Loan, 4.25%, Due 7/24/2020B	400	398
Dollar Tree, Inc., Term Loan B 1, 3.50%, Due 7/6/2022A B	369	367
Hilton Worldwide Finance LLC, Term Loan, 3.50%, Due 10/26/2020A B C	815	812
Neiman Marcus Group Ltd., LLC, Other Term Loans, 4.25%, Due 10/25/2020A B C	608	569
Petsmart, Inc., Term Loan B, 1.00%, Due 3/11/2022A B	399	392

		3,228

Telecommunications - 0.05%
CCO Safari III LLC, Term Loan I, 3.50%, Due 1/24/2023 A B C	100	99

Total Domestic Bank Loan Obligations (Cost $4,840)		4,778

DOMESTIC OBLIGATIONS - 38.86%
Consumer - 1.23%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, Due 1/15/2019	325	378
BAT International Finance PLC,
1.125%, Due 3/29/2016D E	300	300
9.50%, Due 11/15/2018E F	300	361
Imperial Tobacco Finance PLC, 2.95%, Due 7/21/2020E F	400	401
Kraft Heinz Foods Co.,
2.80%, Due 7/2/2020F	400	401
3.95%, Due 7/15/2025F	100	102
Reynolds American, Inc., 8.125%, Due 6/23/2019F	500	589

		2,532

Energy - 1.34%
Petrobras Global Finance BV,
3.25%, Due 3/17/2017	200	187
5.375%, Due 1/27/2021	100	80
Ras Laffan Liquefied Natural Gas Co., Ltd III, 6.75%, Due 9/30/2019F	1,000	1,159
Sabine Pass Liquefaction LLC, 5.75%, Due 5/15/2024C	800	738
Sinopec Group Overseas Development 2014 Ltd., 4.375%, Due 4/10/2024D	200	209
Statoil ASA, 0.804%, Due 11/8/2018A	400	397

		2,770

Finance - 21.64%
2013-2 Aviation Loan Trust, 2.447%, Due 12/15/2022A F G	78	72
ABN AMRO Bank N.V., 1.123%, Due 10/28/2016A F	1,400	1,405
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 2.75%, Due 5/15/2017	550	547
AGFC Capital Trust I Limited, 6.00%, Due 1/15/2067A F	300	210
Allstate Corp., 5.75%, Due 8/15/2053	275	285
American Express Credit Corp., 0.932%, Due 7/31/2018A	820	817
American International Group, Inc., 2.30%, Due 7/16/2019	600	600
ANZ New Zealand Int’l Ltd. (London), 1.75%, Due 3/29/2018F	400	398
Argos Merger Sub, Inc., 7.125%, Due 3/15/2023F	375	378
Banco Bilbao Vizcaya Argentaria S.A., 9.00%, Due 5/29/2049A D	600	645
Banco Santander Brasil S.A., 4.25%, Due 1/14/2016F	400	400
Banco Santander Chile S.A., 1.221%, Due 4/11/2017A F	880	874

	Par AmountO	Fair Value
	(000’s)	(000’s)
Bank of America Corp.,
6.50%, Due 8/1/2016	$1,125	$1,165
5.75%, Due 12/1/2017	60	65
6.875%, Due 4/25/2018	350	390
5.65%, Due 5/1/2018	700	759
1.361%, Due 1/15/2019A	700	704
1.196%, Due 4/1/2019A	1,115	1,115
7.625%, Due 6/1/2019	100	117
4.125%, Due 1/22/2024	100	104
Bank of America NA, 5.30%, Due 3/15/2017	250	261
Bank of New York Mellon Corp., 2.20%, Due 5/15/2019	400	403
Bank of Nova Scotia, 1.45%, Due 4/25/2018	600	596
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.15%, Due 9/14/2018F	400	400
BB&T Corp., 2.625%, Due 6/29/2020	600	607
BNP Paribas S.A., 2.375%, Due 9/14/2017	400	404
Citigroup, Inc.,
0.872%, Due 3/10/2017A	575	574
0.849%, Due 5/1/2017A	500	498
1.082%, Due 11/24/2017A	500	498
1.013%, Due 4/27/2018A	595	593
6.125%, Due 5/15/2018	760	837
1.202%, Due 7/30/2018A	200	200
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.70%, Due 3/19/2018	400	400
Credit Suisse AG/New York NY, 1.003%, Due 4/27/2018A	300	299
Credit Suisse Group Funding Guernsey Ltd., 3.75%, Due 3/26/2025F	250	245
Deutsche Bank AG/London, 0.969%, Due 2/13/2017A	1,075	1,072
E*Trade Financial Corp., 5.375%, Due 11/15/2022	260	275
Fifth Third Bancorp, 2.875%, Due 7/27/2020	600	602
General Electric Capital Corp., 1.625%, Due 4/2/2018	400	401
Goldman Sachs Group, Inc.,
1.462%, Due 11/15/2018A	2,930	2,943
7.50%, Due 2/15/2019	332	387
HBOS PLC, 1.032%, Due 9/6/2017A D E	995	988
HSBC Holdings PLC, 4.25%, Due 8/18/2025E	200	201
HSBC USA, Inc., 2.35%, Due 3/5/2020	600	597
Huntington National Bank, 2.20%, Due 11/6/2018	250	250
Intercontinental Exchange, Inc., 2.75%, Due 12/1/2020	150	150
International Lease Finance Corp.,
6.75%, Due 9/1/2016F	600	622
7.125%, Due 9/1/2018F	130	143
JPMorgan Chase & Co.,
1.220%, Due 1/25/2018A	640	643
2.75%, Due 6/23/2020	250	253
4.40%, Due 7/22/2020	10	11
JPMorgan Chase Bank NA, 6.00%, Due 10/1/2017	300	323
KeyCorp, 2.90%, Due 9/15/2020	300	300
Macquarie Bank Ltd.,
5.00%, Due 2/22/2017D	500	520
1.117%, Due 3/24/2017A F	500	500
0.953%, Due 10/27/2017A F	610	607
Macquarie Group Ltd., 1.329%, Due 1/31/2017A F	1,070	1,072
Metropolitan Life Global Funding I, 2.30%, Due 4/10/2019F	400	403
Mizuho Bank Ltd., 2.15%, Due 10/20/2018F	280	280
Morgan Stanley,
1.600%, Due 4/25/2018A	2,695	2,728
7.30%, Due 5/13/2019	300	349
1.316%, Due 6/16/2020A	300	299
5.50%, Due 7/24/2020	350	393
MUFG Union Bank NA, 2.625%, Due 9/26/2018	400	405
Navient Corp., 6.00%, Due 1/25/2017C	380	388
New York Life Global Funding, 1.55%, Due 11/2/2018F	410	408
Nordea Bank AB, 1.875%, Due 9/17/2018F	400	399
PNC Bank NA, 2.30%, Due 6/1/2020	400	398
Prudential Financial, Inc., 5.375%, Due 5/15/2045	275	279
Reliance Standard Life Global Funding II, 2.15%, Due 10/15/2018F	300	299
Royal Bank of Scotland PLC, 9.50%, Due 3/16/2022D E H	300	326

	Par AmountO	Fair Value
	(000’s)	(000’s)
Shinhan Bank, 0.968%, Due 4/8/2017A F	$1,430	$1,429
Skandinaviska Enskilda Banken AB, 2.625%, Due 11/17/2020F	350	350
Sumitomo Mitsui Banking Corp., 2.45%, Due 1/16/2020	400	400
SunTrust Banks, Inc., 3.50%, Due 1/20/2017	400	409
Svenska Handelsbanken AB, 2.40%, Due 10/1/2020	430	429
Toronto Dominion Bank, 1.75%, Due 7/23/2018	400	400
UBS AG, 5.125%, Due 5/15/2024D	900	914
UBS AG/Stamford CT, 1.375%, Due 8/14/2017	400	399
UBS Group Funding Jersey Ltd., 2.95%, Due 9/24/2020F	200	200
Ventas Realty LP / Ventas Capital Corp., 4.00%, Due 4/30/2019I	300	313
Voya Financial, Inc., 5.65%, Due 5/15/2053	275	277
Wells Fargo & Co.,
2.125%, Due 4/22/2019	600	603
2.60%, Due 7/22/2020	100	101
Westpac Banking Corp., 2.60%, Due 11/23/2020	410	411

		44,714

Manufacturing - 5.19%
American Axle & Manufacturing, Inc., 6.25%, Due 3/15/2021	260	272
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 3.337%, Due 12/15/2019A E F	200	197
Daimler Finance North America LLC,
1.375%, Due 8/1/2017C F	400	397
1.875%, Due 1/11/2018C F	800	798
2.00%, Due 8/3/2018C F	200	199
Ford Motor Credit Co., LLC,
4.207%, Due 4/15/2016C	450	455
1.095%, Due 1/17/2017A C	3,560	3,540
6.625%, Due 8/15/2017C	375	401
1.237%, Due 6/15/2018A C	745	737
General Motors Financial Co., Inc.,
2.75%, Due 5/15/2016	400	402
3.15%, Due 1/15/2020	525	521
Glencore Funding LLC, 1.681%, Due 1/15/2019A C F	390	336
Hewlett Packard Enterprise Co.,
2.45%, Due 10/5/2017F	330	331
2.85%, Due 10/5/2018F	330	331
Hyundai Capital America, 2.00%, Due 3/19/2018F	400	396
Nissan Motor Acceptance Corp., 2.35%, Due 3/4/2019F	400	401
Schaeffler Holding Finance BV,
6.875%, Due 8/15/2018F J	300	309
6.25%, Due 11/15/2019F	270	286
Thermo Fisher Scientific, Inc., 2.40%, Due 2/1/2019	400	401

		10,710

Service - 4.47%
AbbVie, Inc.,
2.50%, Due 5/14/2020	610	606
3.60%, Due 5/14/2025	100	99
Actavis Funding SCS, 3.00%, Due 3/12/2020	500	507
Biogen, Inc., 2.90%, Due 9/15/2020	210	210
Block Financial LLC, 4.125%, Due 10/1/2020C	410	418
CCO Safari II LLC, 4.464%, Due 7/23/2022C F	100	101
CVS Health Corp.,
2.80%, Due 7/20/2020	600	609
4.875%, Due 7/20/2035	100	104
Dignity Health, 2.637%, Due 11/1/2019	400	403
DISH DBS Corp., 4.625%, Due 7/15/2017	680	694
ERAC USA Finance LLC, 4.50%, Due 8/16/2021C F	350	372
Gilead Sciences, Inc., 2.55%, Due 9/1/2020	430	434
Grupo Televisa SAB, 6.00%, Due 5/15/2018	320	346
HCA, Inc.,
6.50%, Due 2/15/2016	750	758
3.75%, Due 3/15/2019	390	394
6.50%, Due 2/15/2020	800	885
HealthSouth Corp., 5.75%, Due 11/1/2024	270	261
Hertz Corp., 6.75%, Due 4/15/2019	270	275
Landry’s, Inc., 9.375%, Due 5/1/2020F	350	371
McKesson Corp., 1.292%, Due 3/10/2017	400	399

		Par AmountO	Fair Value
		(000’s)	(000’s)
New Red Finance, Inc., 6.00%, Due 4/1/2022F		$270	$280
Tencent Holdings Ltd., 2.875%, Due 2/11/2020F		200	199
Walgreens Boots Alliance, Inc., 2.70%, Due 11/18/2019		400	401
Zimmer Biomet Holdings, Inc., 3.15%, Due 4/1/2022		100	99

			9,225

Sovereign - 1.80%
Brazil, Petrobras Global Finance BV, 2.694%, Due 3/17/2017A		300	282
Norway, Eksportfinans ASA,
2.375%, Due 5/25/2016		100	100
5.50%, Due 5/25/2016		100	102
5.50%, Due 6/26/2017		600	627
Slovenia Government Bond,
4.75%, Due 5/10/2018D		1,100	1,171
4.125%, Due 2/18/2019D		200	211
5.85%, Due 5/10/2023D		100	115
South Korea, Export-Import Bank of Korea, 5.00%, Due 4/11/2022		200	225
Corporacion Andina de Fomento, 0.874%, Due 1/29/2018A		880	877

			3,710

Telecommunications - 2.18%
Altice Financing S.A., 6.625%, Due 2/15/2023F		300	298
Altice Luxembourg S.A., 7.625%, Due 2/15/2025F		500	438
AT&T, Inc.,
1.257%, Due 6/30/2020A		100	100
2.45%, Due 6/30/2020		400	396
3.00%, Due 6/30/2022		100	99
3.40%, Due 5/15/2025		300	291
CommScope, Inc., 4.375%, Due 6/15/2020F		220	222
Frontier Communications Corp., 6.25%, Due 9/15/2021		310	265
Sprint Nextel Corp.,
8.375%, Due 8/15/2017		230	229
7.00%, Due 8/15/2020		100	83
Verizon Communications, Inc.,
1.867%, Due 9/15/2016A		730	736
2.086%, Due 9/14/2018A		200	205
3.65%, Due 9/14/2018		300	316
2.625%, Due 2/21/2020		600	606
5.15%, Due 9/15/2023		200	224

			4,508

Transportation - 0.65%
Air Canada, 8.75%, Due 4/1/2020F		250	272
Aviation Capital Group Corp., 2.875%, Due 9/17/2018F		500	495
CSX Corp., 7.375%, Due 2/1/2019		500	576

			1,343

Utilities - 0.36%
Dominion Resources, Inc., 1.25%, Due 3/15/2017		400	398
Southern Power Co., 1.85%, Due 12/1/2017		350	350

			748

Total Domestic Obligations (Cost $80,500)			80,260

FOREIGN OBLIGATIONS - 17.21%

Energy - 0.09%
Gazprom OAO Via Gaz Capital S.A., 3.755%, Due 3/15/2017D	EUR	100	107
Petrobras Global Finance BV, 3.75%, Due 1/14/2021	EUR	100	82

			189

Finance - 1.29%
Banco Bilbao Vizcaya Argentaria S.A., 7.00%, Due 12/29/2049A D	EUR	200	211
Banco Popular Español S.A., 11.50%, Due 10/29/2049A D	EUR	200	233
Bank of America Corp. Inflation Indexed, 4.057%, Due 10/21/2025A K	MXN	3,000	198
BPE Financiaciones S.A., 2.50%, Due 2/1/2017	EUR	100	108
Lloyds Banking Group PLC, 7.625%, Due 12/29/2049D E	GBP	1,000	1,599

		Par AmountO	Fair Value
		(000’s)	(000’s)

Novo Banco S.A.,
5.00%, Due 4/23/2019	EUR	$100	$96
5.00%, Due 5/23/2019	EUR	100	95
Royal Bank of Scotland PLC, 6.934%, Due 4/9/2018A E	EUR	100	119

			2,659

Sovereign - 15.83%
Australia, Queensland Treasury Corp., 5.75%, Due 7/22/2024D	AUD	1,935	1,661
Austria, Heta Asset Resolution AG, 2.75%, Due 8/9/2016	CHF	100	66
Brazil, Nota Do Tesouro Nacional,
10.00%, Due 1/1/2021L	BRL	700	154
10.00%, Due 1/1/2023L	BRL	7,950	1,666
10.00%, Due 1/1/2025	BRL	11,940	2,404
Greece, Hellenic Republic Government Bond,
3.375%, Due 7/17/2017F	EUR	100	99
4.75%, Due 4/17/2019D F	EUR	100	98
3.00%, Due 2/24/2034M	EUR	100	65
Greece, Hellenic Republic Government International Bond,
3.80%, Due 8/8/2017G	JPY	30,000	222
3.00%, Due 2/24/2041A D M	EUR	100	65
Hungary Government Bond,
7.00%, Due 6/24/2022	HUF	116,000	486
6.00%, Due 11/24/2023	HUF	430,000	1,736
5.50%, Due 6/24/2025	HUF	100,000	397
Indonesia Government Bond,
8.375%, Due 3/15/2024	IDR	9,800,000	698
9.00%, Due 3/15/2029	IDR	13,900,000	1,025
8.75%, Due 2/15/2044	IDR	18,500,000	1,279
Italy, Buoni Poliennali Del Tesoro, 5.00%, Due 8/1/2039D	EUR	490	756
Malaysia Government Bond,
3.659%, Due 10/15/2020	MYR	1,960	458
4.048%, Due 9/30/2021	MYR	1,205	283
3.48%, Due 3/15/2023	MYR	4,380	981
Mexican Bonos Desarr,
8.50%, Due 5/31/2029L	MXN	43,200	3,075
8.50%, Due 11/18/2038L	MXN	38,700	2,783
7.75%, Due 11/13/2042L	MXN	61,600	4,113
New Zealand Government Bond,
6.00%, Due 5/15/2021D	NZD	1,970	1,492
5.50%, Due 4/15/2023D	NZD	1,095	828
Poland Government Bond, 3.25%, Due 7/25/2025	PLN	5,545	1,442
Portugal, Obrigacoes do Tesouro, 4.95%, Due 10/25/2023F	EUR	1,540	1,974
South Africa Government Bond,
6.75%, Due 3/31/2021	ZAR	6,465	421
6.50%, Due 2/28/2041	ZAR	28,405	1,445
8.75%, Due 2/28/2048	ZAR	8,205	536

			32,708

Total Foreign Obligations (Cost $43,879)			35,556

ASSET-BACKED OBLIGATIONS - 9.97%
ACE Securities Corp Home Equity Loan Trust, 0.376%, Due 8/25/2036, 2006 OP2 A1A		924	769
American Residential Properties Trust, 1.297%, Due 9/17/2031, 2014 SFR1 AA F		300	294
Apidos CLO XXII, 4.136%, Due 10/20/2027, 2015 22A CA F		400	371
Babson CLO Ltd 2015-I, 3.729%, Due 4/20/2027, 2015 IAA F		650	602
Carrington Mortgage Loan Trust, 0.481%, Due 2/25/2037, 2007 FRE1 AC3A		500	355
Chase Funding Trust, 5.323%, Due 2/26/2035, 2004-2 1A4		78	79
Citigroup Mortgage Loan Trust, Inc.,
0.381%, Due 12/25/2036, 2007 AMCI A1A F		614	403
0.301%, Due 1/25/2037, 2007 AMC2 A3A		180	115
4.609%, Due 10/25/2037, 2007 FSI 1A1F		491	456
Countrywide Asset-Backed Certificates Trust,
0.361%, Due 5/25/2035, 2006 21 1A		1,169	973
0.891%, Due 8/25/2035, 2005 3 MV5A		400	358
0.351%, Due 12/25/2036, 2006 12 1AA		171	153
0.381%, Due 3/25/2037, 2006 18 2A2		344	316

	Par AmountO	Fair Value
	(000’s)	(000’s)
0.361%, Due 8/25/2037, 2007 2 1AA	$422	$328
0.421%, Due 6/25/2047, 2007 9 1AA	1,006	728
Dryden Senior Loan Fund, CLO, 3.817%, Due 4/18/2026, 2014 31AA F	600	549
Eaton Vance CDO Ltd., 4.524%, Due 10/20/2026, A F	650	628
First Franklin Mortgage Loan Trust, 0.581%, Due 11/25/2035, 2005 FF10 A5A	1,000	712
Fremont Home Loan Trust, 0.391%, Due 2/25/2036, 2006 2 2A3A	318	270
GoldenTree Loan Opportunities VII Ltd., 1.470%, Due 4/25/2025, 2013 7A AF	500	489
GSAMP Trust, 0.341%, Due 12/25/2036, 2007 FM1 A2B	1,575	861
LCM XX LLC CLO, 4.074%, Due 10/20/2027, 20A DA C F	650	620
Madison Park Funding Ltd., CLO, 0.539%, Due 3/22/2021, 2007 4A A1AA F	1,411	1,387
Morgan Stanley ABS Capital I Inc. Trust,
0.271%, Due 7/25/2036, 2006 A2FPA	78	36
0.371%, Due 11/25/2036, 2007 HE1 A2CA	513	304
Morgan Stanley Capital I Inc. Trust, 0.401%, Due 3/25/2036, 2006 MSAC HE2 A2C	18	16
Morgan Stanley Home Equity Loan Trust,
0.361%, Due 12/25/2036, 2007 1 A3A	753	423
0.321%, Due 4/25/2037, 2007 2 A1A	1,135	627
Nomura Home Equity Loan Inc Home Equity Loan Trust, 0.551%, Due 10/25/2036, 2006 AF1 A4	1,130	456
Oak Hill Credit Partners, 1.437%, Due 4/20/2025, 2013 8A AF	500	490
Oakwood Mortgage Investors, Inc., 6.61%, Due 6/15/2031, 2001 C A3	317	127
OHA Credit Partners XI Ltd., CLO, 4.616%, Due 10/20/2028, 2015 11A DA F	600	581
RAAC Series Trust, 0.621%, Due 9/25/2045, 2006 SP1 M1A	800	652
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3	964	516
Residential Asset Securities Corp., Trust,
0.801%, Due 7/25/2033, 2003 KS5 AIIBA	7	6
0.661%, Due 1/25/2036, 2005 KS12 M1A	175	166
Structured Asset Investment Loan Trust,
0.381%, Due 5/25/2036, 2006 BNC2 A5	851	701
0.371%, Due 9/25/2036, 2006 BNC3 A3	539	429
Structured Asset Securities Corp., Mortgage Pass-Through Certificates, 0.391%, Due 12/25/2036, 2006 BC5 A4A	1,215	1,069
Tralee CDO Ltd., 1.667%, Due 7/20/2026, 2014 3A A2F	600	588
VOLT XXII LLC, 3.50%, Due 2/25/2055, 2015 NPL4 A1C F	505	500
VOLT XXXVIII LLC, 3.875%, Due 9/25/2045, 2015 NP12 A1C F	682	681
Wells Fargo Home Equity Asset-Backed Securities Trust, 0.451%, Due 4/25/2037, 2007 2 A3A	500	417

Total Asset-Backed Obligations (Cost $20,604)		20,601

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.13%
Adjustable Rate Mortgage Trust, 2.799%, Due 9/25/2035, 2005 5 2A1	70	59
American Home Mortgage Investment Trust,
2.314%, Due 10/25/2034, 2004 3 5AA	43	43
2.049%, Due 9/25/2045, 2005 2 4A1A	6	6
Ameriquest Mortgage Securities Inc., 2.171%, Due 6/25/2034, 2004 R4 M2A	840	629
Banc of America Alternative Loan Trust, 0.621%, Due 5/25/2035, 2005 4 CB6A	47	36
Banc of America Funding Corporation,
0.417%, Due 4/20/2047, 2007 B A1	628	490
0.507%, Due 5/20/2047, 2007 C 7A5A	274	226
Banc of America Mortgage Securities, Inc., 3.550%, Due 7/20/2032, 2002 G1A3A	13	14
Bear Stearns Adjustable Rate Mortgage Trust,
2.767%, Due 11/25/2030, 2000 2 A1	33	31
2.592%, Due 8/25/2033, 2003 5 2A1A	76	76
2.681%, Due 8/25/2033, 2003 5 1A1A	46	46
2.625%, Due 4/25/2034, 2004 1 22A1A	29	29
3.225%, Due 11/25/2034, 2004 9 22A1A	19	19
2.66%, Due 10/25/2035, 2005 9 A1A	44	43
2.799%, Due 5/25/2047, 2007 3 1A1A	34	30
Bear Stearns Alt-A Trust,
2.700%, Due 11/25/2036, 2006 6 32A1	119	86
4.925%, Due 12/25/2046, 2006 7 23A1	902	653
Chase Mortgage Finance Corp.,
5.50%, Due 11/25/2035, 2005 S3 A10	200	193
2.688%, Due 2/25/2037, 2007 A1 1A5	34	33
2.706%, Due 3/25/2037, 2007 A1 12M3A	244	204
CHL Mortgage Pass-Through Trust, 2.615%, Due 11/20/2035, 2005 HYB7A	954	849

	Par AmountO	Fair Value
	(000’s)	(000’s)
Citigroup Mortgage Loan Trust, Inc.,
2.708%, Due 8/25/2035, 2005 3 2A2A	$39	$39
2.07%, Due 9/25/2035, 2005 6 A3A	39	38
Colony American Homes, 1.40%, Due 5/17/2031, 2014 1A AA F	299	293
Countrywide Alternative Loan Trust,
5.50%, Due 10/25/2033, 2003 20CB 1A4	181	184
6.00%, Due 10/25/2033, 2003 J2 A1	23	24
0.951%, Due 11/25/2035, 2005 56 1A1A	1,118	945
6.50%, Due 9/25/2036, 2006 J5 1A1	796	714
0.391%, Due 11/25/2036, 2006 OCB 2A2B	361	352
0.501%, Due 2/25/2037, 2005 81 A1A	17	13
0.417%, Due 7/20/2046, 2006 OA9 2A1AA	11	8
0.411%, Due 9/25/2046, 2006 OA11 A1BA	15	13
0.402%, Due 12/20/2046, 2006 OA17 1A1A	1,256	926
Countrywide Home Loan Mortgage Pass Through Trust,
2.790%, Due 6/25/2033, 2003 27 A1A	37	37
0.981%, Due 9/25/2034, 2004 16 1A4AA	41	38
0.511%, Due 4/25/2035, 2005 3 2A1A	185	154
0.451%, Due 5/25/2035, 2005 9 1A3A	135	115
5.75%, Due 5/25/2037, 2007 5 A51	63	60
Credit Suisse Mortgage-Backed Trust, 6.00%, Due 7/25/2036, 2006 6 1A4	513	389
Deutsche Alt-A Securities Mortgage Loan Trust, 0.371%, Due 3/25/2037, 2007 AR2 A1	695	504
Fannie Mae Connecticut Avenue Securities,
1.821%, Due 1/25/2024, 2014 C01 M1A	1,139	1,140
1.171%, Due 5/25/2024, 2014 C02 1M1A	1,771	1,757
1.421%, Due 7/25/2024, 2014 C03 1M1A	524	522
2.321%, Due 11/25/2024, 2014 C04 2M1A	113	114
4.221%, Due 5/25/2025, 2015 C04 1M2A	500	478
5.221%, Due 7/25/2025, 2015 C03 2M2A	200	200
5.932%, Due 4/25/2028, 2015 C04 1M2A	525	537
Fannie Mae Grantor Trust, 6.00%, Due 2/25/2044, 2004 T3 CL 1A1	12	14
Fannie Mae REMIC, 0.421%, Due 10/27/2037, 2007-114 A6	440	437
First Horizon Asset Securities, Inc., 2.544%, Due 2/25/2034, 2004 AR1 2A1A	43	42
Freddie Mac Structured Agency Credit Risk Debt Notes,
3.821%, Due 4/25/2024, 2014 DN2 M3A	1,000	942
1.871%, Due 8/25/2024, 2014 HQ1 M1A	847	850
1.871%, Due 10/25/2024, 2014 HQ3 M1A	677	678
4.121%, Due 12/25/2027, 2015 DNA2 M3A	1,000	976
1.471%, Due 3/25/2028, 2015 HQA1 M1A	836	835
4.921%, Due 3/25/2028, 2015 HQA1 M3A	1,850	1,858
GSMPS Mortgage Loan Trust,
0.571%, Due 3/25/2035, 2005 RP2 1AFA F	766	656
0.571%, Due 9/25/2035, 2005 RP3 1AFA F	788	671
0.621%, Due 4/25/2036, 2006 RP2 1AF1A F	431	360
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1	2	2
2.308%, Due 6/25/2034, 2004 7 3A1	31	30
2.842%, Due 11/25/2035, 2005 AR7 6A1A	27	26
JP Morgan Alternative Loan Trust, 1.793%, Due 5/26/2037, 2008 R3 3A1F	275	248
JP Morgan Mortgage Trust, 3.00%, Due 9/25/2044, 2014 IVR3 2A1A F	474	480
Master Specialized Loan Trust, 0.481%, Due 2/25/2036, 2006 2 AA F	885	765
Morgan Stanley ABS Capital I Inc. Trust, 0.281%, Due 12/25/2036, 2007 HE3 A2AA	469	273
Morgan Stanley Mortgage Loan Trust, 2.186%, Due 6/25/2036, 2006 8AR 5A4A	22	21
Nationstar Mortgage Loan Trust 2013-A, 3.75%, Due 12/25/2052, 2013-AF	184	186
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006 ALT1 AF2	9	6
New Residential Mortgage Loan Trust 2014-2, 3.75%, Due 5/25/2054, 2014-2F	396	400
New Residential Mortgage Loan Trust 2014-3, 5.669%, Due 11/25/2054, 2014-3A F	464	467
New Residential Mortgage Loan Trust 2015-1, 3.75%, Due 5/28/2052, 2015-1F	267	270
New Residential Mortgage Loan Trust 2015-2, 3.75%, Due 12/25/2024, 2015-2	670	684
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2F	103	100
Prime Mortgage Trust, 0.721%, Due 2/25/2035, 2006 CL1 A1A	72	68
Residential Accredit Loans, Inc., Trust,
5.75%, Due 9/25/2035, 2005 Q513 2A4	861	776
0.471%, Due 2/25/2036, 2006 QA2 1A1A	590	412
0.321%, Due 5/25/2037, 2007 QA3 A1A	317	232
Residential Asset Securitization Trust, 2.623%, Due 12/25/2034, 2004 IP2 4A	71	69

	Par AmountO	Fair Value
	(000’s)	(000’s)
Residential Funding Mortgage Securities Trust, 6.00%, Due 5/25/2037,	$1,070	$969
Sequoia Mortgage Trust,
3.50%, Due 4/25/2042, 2012 2 A2	172	174
1.45%, Due 2/25/2043, 2013 1 1A1A	242	233
Structured Adjustable Rate Mortgage Loan Trust, 2.552%, Due 5/25/2034, 2004 5 3A2	47	47
Structured Asset Mortgage Investments II Trust,
1.594%, Due 2/25/2036, 2005 ARB A2A	863	749
0.421%, Due 8/25/2036, 2006 AR7 A10A	506	425
0.431%, Due 8/25/2036, 2006 AR7 A1AA	996	756
0.451%, Due 5/25/2045, 2005 AR2 2A1A	89	78
Structured Asset Mortgage Investments Trust, 0.883%, Due 11/19/2033, 2003 AR3 A1A	552	519
Structured Asset Securities Corp., Mortgage Pass-Through Certificates, 5.50%, Due 5/25/2035, 2005 6 2A14	89	91
WaMu Mortgage Pass Through Certificates,
2.182%, Due 2/25/2033, 2003 AR1 2AA	4	3
2.441%, Due 3/25/2035, 2005 AR3 A1	37	37
5.50%, Due 11/25/2035, 2005 9 2A2	235	233
0.381%, Due 2/25/2037, 2007 HY1 A2AA	299	218
2.421%, Due 3/25/2037, 2007 HY3 4A1A	160	151
0.928%, Due 12/19/2039, 2001 AR5 1A	78	76
0.511%, Due 10/25/2045, 2005 AR13 A1A1	299	277
WaMu Mortgage Pass-Through Certificates, 1.796%, Due 1/25/2037, A	1,192	1,003
Wells Fargo Mortgage Backed Securities Trust, 2.736%, Due 3/25/2035, 2005 AR3 2A1A	67	67

Total Collateralized Mortgage Obligations (Cost $33,131)		33,329

FOREIGN COLLATERALIZED MORTGAGE OBLIGATIONS - 1.43%
Fondo de Titulizacion de Activos, 0.112%, Due 6/16/2049, 16 A2	1,002	854
IM Pastor 4 Fondo de Titulizacion de Activos, 0.103%, Due 3/22/2044, 4 A	1,111	951
Rural Hipotecario I Fondo De Titulizacion Hipotecaria, 0.057%, Due 2/17/2050, 9 A2	394	402
TDA CAM Fondo de Titulizacion de Activos, 0.026%, Due 2/26/2049, 8 A	757	730

Total Foreign Collateralized Mortgage Obligations (Cost $3,996)		2,937

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.21%
Fannie Mae TBA,
3.50%, Due 12/10/2045, N	100	103
4.50%, Due 12/10/2045, N	300	324

Total U.S. Agency Mortgage-Backed Obligations (Cost $428)		427

U.S. TREASURY OBLIGATIONS - 21.02%
U.S. TIPS - 2.61%
0.125%, Due 7/15/2022 K	724	708
0.125%, Due 7/15/2024 K	1,303	1,249
0.25%, Due 1/15/2025 K	904	871
2.375%, Due 1/15/2025 K	795	915
2.375%, Due 1/15/2027 K	448	525
3.875%, Due 4/15/2029 K	489	676
0.75%, Due 2/15/2045 K	505	449

		5,393

U.S. Treasury Floating Rate Note - 2.81%
0.217%, Due 7/31/2017 A	5,820	5,814

U.S. Treasury Notes/Bonds - 15.60%
1.625%, Due 7/31/2019 P	6,700	6,750
1.375%, Due 3/31/2020	6,500	6,443
2.00%, Due 7/31/2022 P	2,700	2,705
1.875%, Due 10/31/2022	1,500	1,488
2.50%, Due 5/15/2024	11,000	11,298
2.125%, Due 5/15/2025 P	50	50
2.00%, Due 8/15/2025	2,300	2,254
3.125%, Due 8/15/2044	1,100	1,128
3.00%, Due 5/15/2045	100	100

		32,216

Total U.S. Treasury Obligations (Cost $43,603)		43,423

	Par AmountO	Fair Value
	(000’s)	(000’s)

MUNICIPAL OBLIGATIONS - 0.14%
Buckeye Tobacco Settlement Financing Authority, 6.00%, Due 6/1/2042	$100	$87
City of Chicago, IL, 7.75%, Due 1/1/2042	100	103
Illinois State G.O. BAB, 7.35%, Due 7/1/2035	100	109

Total Municipal Obligations (Cost $290)		299

	Shares
SHORT-TERM INVESTMENTS - 5.26%
Short-Term Investments - 3.27%
JPMorgan U.S. Government Money Market Fund, Capital Class	6,746,773	6,747

	Par AmountO
	(000’s)
U.S. Treasury Bills - 1.99%
0.254%, Due 3/3/2016 P	$1,600	1,599
0.109%, Due 4/21/2016	2,500	2,498

		4,097

Total Short-Term Investments (Cost 10,844)		10,844

TOTAL INVESTMENTS - 112.54% (Cost $242,116)		232,454
PURCHASED OPTIONS - 0.20% (Cost $616)		417
WRITTEN OPTIONS - (0.20%) (Premiums $630)		(416)
LIABILITIES, NET OF OTHER ASSETS - (12.54%)		(25,897)

TOTAL NET ASSETS - 100.00%		$206,558

Percentages are stated as a percent of net assets.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B	Term Loan.
C	LLC - Limited Liability Company.
D	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
E	PLC - Public Limited Company.
F	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $36,263 or 17.55% of net assets. The Fund has no right to demand registration of these securities.
G	Illiquid Security. At period end, the amount of illiquid securities was $294 or 0.14% of net assets.
H	Variable rate.
I	LP - Limited Partnership.
J	PIK - Payment in Kind.
K	Inflation-Indexed Note.
L	Par value represents units rather than shares.
M	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
N	To Be Announced.
O	In U.S. Dollars unless otherwise stated.
P	This security or a piece thereof is held as collateral for interest rate and credit default swaps.

Futures Contracts Open on November 30, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar December Futures	Long	45	December 2015	$11,157,471	$39,611
90-Day Eurodollar December Futures	Short	147	December 2016	(36,181,336)	(158,730)
90-Day Eurodollar June Futures	Short	13	June 2016	(3,216,439)	(7,878)
90-Day Eurodollar March Futures	Short	11	March 2017	(2,704,901)	(10,575)
90-Day Eurodollar September Futures	Short	12	September 2016	(2,961,271)	(10,068)
Australian 10-Year Bond December Futures	Long	1	December 2015	92,914	(1,180)
Euro BUND March Futures	Long	11	March 2016	1,860,235	571
Euro OAT December Futures	Short	35	December 2015	(5,542,353)	(170,017)
U.S. Treasury 10-Year Note March Futures	Short	77	March 2016	(9,739,219)	3,528
U.S. Treasury 5-Year Note March Futures	Short	62	March 2016	946,463	2,972
U.S. Long Bond March Futures	Short	3	March 2016	(460,566)	(1,432)
U.S. Ultra Bond March Futures	Long	35	March 2016	5,542,171	3,138

				$(41,206,831)	$(310,061)

Centrally cleared Swap Agreements Outstanding on November 30, 2015:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate %	Maturity Date	Currency	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	3-Month USD-LIBOR	1.7500	12/14/2017	USD	(15,300)	$(105,330)	$(63,582)	$41,748
Receive	3-Month USD-LIBOR	2.5000	12/16/2025	USD	(2,000)	24,263	(76,931)	(101,194)
Receive	3-Month USD-LIBOR	1.5000	12/16/2017	USD	(24,100)	(188,595)	(226,974)	(38,379)
Receive	3-Month USD-LIBOR	2.5000	12/16/2025	USD	(5,500)	74,248	(194,652)	(268,900)
Receive	3-Month USD-LIBOR	2.7500	12/16/2045	USD	(3,900)	(26,775)	(143,395)	(116,620)
Receive	3-Month USD-LIBOR	1.7500	12/16/2018	USD	(2,200)	(7,723)	(30,937)	(23,214)
Receive	3-Month USD-LIBOR	2.2500	6/15/2026	USD	(4,000)	(9,896)	(17,869)	(7,973)
Receive	3-Month USD-LIBOR	1.7500	12/16/2018	USD	(8,100)	(27,914)	(118,523)	(90,609)
Receive	3-Month USD-LIBOR	2.0000	12/16/2020	USD	(35,700)	142,747	(718,844)	(861,591)
Receive	3-Month USD-LIBOR	1.3500	9/28/2017	USD	(54,350)	4,345	(77,185)	(81,530)
Receive	3-Month USD-LIBOR	2.3300	8/19/2025	USD	(700)	—	(15,481)	(15,481)
Pay	3-Month USD-LIBOR	2.0000	12/16/2020	USD	(20,800)	369,551	390,020	20,469
Pay	1-Month MXN-TIIE	5.4300	6/12/2020	MXN	(9,500)	160	4,464	4,304
Pay	3-Month USD-LIBOR	2.2500	12/16/2022	USD	(10,600)	(81,745)	275,903	357,648
Pay	1-Month MXN-TIIE	6.4950	6/16/2025	MXN	(2,700)	1,724	3,537	1,813
Receive	6-Month GBP-LIBOR	1.6500	1/22/2020	GBP	(400)	13	(8,858)	(8,871)
Receive	6-Month GBP-LIBOR	2.0000	3/18/2022	GBP	(1,000)	(8,651)	(41,243)	(32,592)
Pay	1-Month MXN-TIIE	5.6600	11/5/2021	MXN	(6,400)	—	464	464
Pay	1-Month MXN-TIIE	5.5800	11/10/2021	MXN	(1,600)	—	(313)	(313)

						$160,422	$(1,060,399)	$(1,220,821)

OTC Swap agreements outstanding on November 30, 2015:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2015(3) (%)	Currency	Notional Amount (4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
State of Illinois	CBK	1.0000	12/20/2023	3.1279	USD	300	$19,246	$11,791	$31,037
State of Illinois	CBK	1.0000	6/20/2023	3.0478	USD	200	9,004	10,438	19,442
State of Illinois	CBK	1.0000	3/20/2023	3.0065	USD	300	15,115	13,070	28,185

							$43,365	$35,299	$78,664

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 11/30/2015(3) (%)	Currency	Notional Amount (4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
People’s Republic of China	CBK	1.0000	12/20/2019	0.7924	USD	1,200	$7,157	$2,570	$9,727
Novo Banco S.A.	GST	5.0000	12/20/2015	8.0983	EUR	200	—	(364)	(364)
Federal Republic of Brazil	GLM	1.0000	12/20/2016	2.1535	USD	200	(2,230)	(193)	(2,423)
Volkswagen International Finance N.V.	GLM	1.0000	12/20/2016	1.3426	EUR	100	(1,199)	839	(360)
Volkswagen International Finance N.V.	MYC	1.0000	12/20/2016	1.3426	EUR	100	(948)	588	(360)

							$2,780	$3,440	$46,220

Credit Default Swaps on Credit Indices – Sell Protection (1)

Index	Counterparty	Fixed Rate (%)	Expiration Date	Currency	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value(5)
Markit CDX HY	MSC	1.0000	12/20/2020	USD	7,800	$48,013	$11,751	$59,764
Markit CDX HY	MSC	5.0000	12/20/2020	USD	1,200	29,664	(4,307)	25,357
Markit CMBX	GST	0.1000	10/12/2052	USD	1	(5)	5	—

						$77,672	$7,449	$85,121

Interest Rate Swaps - Inflation - Linked

Pay/Receive Floating Rate	Floating Rate Index	Counterparty	Fixed Rate (%)	Expiration Date	Currency	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	EUR-EXT-CPI	GLM	0.7400	1/26/2020	EUR	400	$(1,074)	$2,941	$1,867
Receive	EUR-EXT-CPI	BOA	0.7100	1/29/2020	EUR	900	(586)	6,283	5,697
Receive	EUR-EXT-CPI	GLM	0.6600	1/30/2020	EUR	1,000	(63)	9,161	9,098
Receive	EUR-EXT-CPI	CBK	0.9900	3/31/2020	EUR	1,700	(293)	(5,251)	(5,544)
Pay	UK-RPI	GLM	3.1400	1/14/2030	GBP	300	—	1,332	1,332
Pay	UK-RPI	CBK	3.4000	6/15/2030	GBP	10	(9)	489	480
Pay	UK-RPI	MYC	3.3000	11/15/2030	GBP	80	(140)	400	260
Pay	UK-RPI	MYC	3.3000	11/15/2030	GBP	60	(16)	—	(16)

							$(2,181)	$15,355	$13,174

Interest Rate Swaps - Overnight Indexed Swaps

Pay/Receive Floating Rate	Floating Rate Index	Counterparty	Fixed Rate (%)	Expiration Date	Currency	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	1-Year BRL-CDI	DUB	15.240	1/2/2017	BRL	3,600	$—	$(2,514)	$(2,514)
Pay	1-Year BRL-CDI	DUB	12.180	1/2/2018	BRL	1,000	(1,079)	(15,966)	(17,045)
Pay	1-Year BRL-CDI	MYC	15.500	1/2/2018	BRL	700	(674)	(506)	(1,180)
Pay	1-Year BRL-CDI	FBF	12.360	1/2/2018	BRL	2,400	3,125	(40,554)	(37,429)
Pay	1-Year BRL-CDI	GLM	12.180	1/2/2018	BRL	1,000	15	(17,060)	(17,045)
Pay	1-Year BRL-CDI	DUB	15.500	1/2/2018	BRL	12,400	(2,892)	(18,007)	(20,899)
Pay	1-Year BRL-CDI	DUB	15.500	1/2/2018	BRL	2,600	(656)	(3,726)	(4,382)
Pay	1-Year BRL-CDI	DUB	12.055	1/4/2021	BRL	17,700	21,133	(481,687)	(460,554)
Pay	1-Year BRL-CDI	MYC	12.810	1/4/2021	BRL	600	(129)	(10,692)	(10,821)
Pay	1-Year BRL-CDI	GLM	12.810	1/4/2021	BRL	7,900	8,384	(150,859)	(142,475)
Pay	1-Year BRL-CDI	BRC	12.810	1/4/2021	BRL	500	(87)	(8,930)	(9,017)
Pay	1-Year BRL-CDI	BOA	12.600	1/4/2021	BRL	1,900	66	(36,718)	(36,652)
Pay	1-Year BRL-CDI	BRC	12.560	1/4/2021	BRL	1,200	(114)	(21,344)	(21,458)

							$27,092	$(808,563)	$(781,471)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Purchased options outstanding on November 30, 2015:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call - OTC 2-Year IRS	BRC	3-Month USD-LIBOR	Pay	0.95	12/1/2015	1,200	$12	$1,320	$(1,308)
Call - OTC 2-Year IRS	CBK	3-Month USD-LIBOR	Pay	0.95	12/1/2015	2,000	89	2,220	(2,131)
Call - OTC 2-Year IRS	BOA	3-Month USD-LIBOR	Receive	0.95	12/1/2015	14,200	630	14,200	(13,570)
Call - OTC 2-Year IRS	FBF	3-Month USD-LIBOR	Pay	0.95	12/16/2015	9,500	3,935	10,569	(6,634)
Call - OTC 2-Year IRS	BRC	3-Month USD-LIBOR	Pay	0.95	1/6/2016	7,500	5,108	8,250	(3,142)
Put - OTC 2-Year IRS	BRC	3-Month USD-LIBOR	Pay	2.90	2/4/2016	11,300	606	26,555	(25,949)
Put - OTC 2-Year IRS	MYC	3-Month USD-LIBOR	Pay	2.90	2/18/2016	11,100	953	28,859	(27,906)
Put - OTC 2-Year IRS	BOA	3-Month USD-LIBOR	Pay	4.21	4/25/2016	1,800	205	72,000	(71,795)
Call - OTC 2-Year IRS	MSC	3-Month USD-LIBOR	Pay	1.50	9/6/2016	7,900	52,765	57,166	(4,401)
Call - OTC 2-Year IRS	CBK	3-Month USD-LIBOR	Pay	0.70	10/3/2016	3,300	2,119	6,320	(4,201)
Put - OTC 2-Year IRS	FBF	3-Month USD-LIBOR	Pay	3.75	10/27/2017	1,400	28,636	69,790	(41,154)
Put - OTC 2-Year IRS	DUB	3-Month USD-LIBOR	Pay	3.75	11/27/2017	1,200	26,347	59,902	(33,555)

							$121,405	$357,151	$(235,746)

Interest Rate Floors - Purchased

Description	Counterparty	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call - INT FLR USD	BOA	3M USD-LIBOR	Pay	1.63	8/15/2019	5,000	$47,357	$44,900	$2,457
Call - INT FLR USD	BOA	3M USD-LIBOR	Pay	1.63	8/15/2019	2,500	23,679	22,500	1,179
Call - INT FLR USD	GSC	3M USD-LIBOR	Pay	1.63	8/15/2019	14,000	131,767	89,600	42,167

							$202,803	$157,000	$45,803

European Style Foreign Currency Option Contracts

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount (000s)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC EPUT EUR versus USD	BOA	1.09	12/4/2015	1,418	$23,485	$47,209	$23,724
Put - OTC EPUT EUR versus USD	BOA	1.05	1/8/2016	1,000	9,616	13,962	4,346
Call - OTC ECAL USD versus CNH	CBK	6.40	2/2/2016	417	11,491	7,061	(4,430)
Call - OTC ECAL USD versus CNH	FBF	7.40	2/2/2016	417	2,612	173	(2,439)
Call - OTC ECAL USD versus CNH	BOA	6.50	2/2/2016	417	9,105	4,112	(4,993)
Call - OTC ECAL USD versus CNH	BRC	7.50	2/2/2016	417	2,466	137	(2,329)

					$58,775	$72,654	$13,879

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - 10-Year U.S. Treasury Future Option	145.00	2/19/2016	15	$129	$234	$105
Put - 5-Year U.S. Treasury Future Option	109.00	2/19/2016	35	301	274	(27)

				$430	$508	$78

Index Options

Index	Exercise Price	Maturity Date	Number of Contracts	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Put - iShares 20+ Year T-Bond	115.00	11/27/2015	140	$140	$2,784	$(2,644)
Put - S&P 500 Index	1,750.00	11/30/2015	130	650	11,111	(10,461)
Put - iShares 20+ Year T-Bond	113.00	12/18/2015	260	780	3,752	(2,972)
Put - S&P 500 Index	1,725.00	12/19/2015	97	3,880	10,476	(6,596)
Put - S&P 500 Index	1,750.00	12/31/2015	98	11,074	11,074	—
Put - iShares 20+ Year T-Bond	113.50	12/31/2015	202	3,133	3,133	—

				$19,657	$42,330	$(22,673)

Written options outstanding on November 30, 2015:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Price	Expiration Date	Notional Amount (000s)	Fair Value	Premiums	Unrealized Appreciation (Depreciation)
Call - OTC 10-Year IRS	BOA	3-Month USD-LIBOR	Receive	2.15	12/1/2015	$(700)	$(3,061)	$(7,607)	$4,546
Call - OTC 10-Year IRS	BOA	3-Month USD-LIBOR	Receive	2.30	12/1/2015	(3,600)	(64,242)	(14,580)	(49,662)
Call - OTC 10-Year IRS	MSC	3-Month USD-LIBOR	Receive	1.97	12/14/2015	(1,100)	(1,871)	(5,445)	3,574
Put - OTC 10-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.53	12/14/2015	(1,100)	(11)	(5,390)	5,379
Call - OTC 10-Year IRS	MYC	3-Month USD-LIBOR	Receive	2.00	12/16/2015	(2,100)	(4,124)	(25,550)	21,426
Call - OTC 10-Year IRS	MYC	3-Month USD-LIBOR	Receive	1.75	1/6/2016	(1,600)	(827)	(18,040)	17,213
Put - OTC 2-Year IRS	GSC	3-Month USD-LIBOR	Receive	2.50	2/4/2016	(200)	(20)	(400)	380
Put - OTC 2-Year IRS	DUB	3-Month USD-LIBOR	Receive	2.50	2/4/2016	(11,100)	(991)	(16,927)	15,936
Put - OTC 2-Year IRS	GSC	3-Month USD-LIBOR	Receive	2.50	2/18/2016	(11,100)	(1,709)	(23,310)	21,601
Put - OTC 5-Year IRS	CBK	3-Month USD-LIBOR	Pay	5.20	7/29/2016	(1,500)	—	(18,373)	18,373
Call - OTC 30-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.27	9/6/2016	(1,800)	(53,362)	(57,241)	3,879
Call - OTC 10-Year IRS	CBK	3-Month USD-LIBOR	Receive	1.50	10/3/2016	(700)	(4,199)	(6,300)	2,101
Put - OTC 5-Year IRS	MYC	3-Month USD-LIBOR	Receive	3.55	10/27/2017	(5,900)	(25,435)	(101,293)	75,858
Put - OTC 5-Year IRS	DUB	3-Month USD-LIBOR	Receive	3.55	11/27/2017	(2,100)	(9,864)	(36,500)	26,636
Put - OTC 5-Year IRS	DUB	3-Month USD-LIBOR	Receive	3.46	11/27/2017	(1,300)	(6,859)	(23,730)	16,871

Put - OTC 5-Year IRS	DUB	3-Month USD-LIBOR	Receive	3.53	11/27/2017	(1,700)	(8,247)	(35,080)	26,833

							$(184,822)	$(395,766)	$210,944

European Foreign Currency Options

Description	Counterparty	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call - OTC ECAL EUR versus USD	BOA	1.15	12/4/2015	$(1,418)	$(14,186)	$(2)	$14,184
Put - OTC EPUT EUR versus USD	BOA	1.05	12/4/2015	(1,418)	(9,299)	(6,962)	2,337
Call - OTC ECAL EUR versus USD	BOA	1.10	12/21/2015	(600)	(3,501)	(866)	2,635
Call - OTC ECAL EUR versus USD	BOA	1.10	1/8/2016	(1,000)	(9,617)	(4,047)	5,570
Call - OTC ECAL USD versus CNH	FBF	6.90	2/2/2016	(833)	(8,959)	(1,449)	7,510
Call - OTC ECAL USD versus CNH	BRC	7.00	2/2/2016	(833)	(8,380)	(1,037)	7,343
Call - OTC ECAL USD versus RUB	CBK	71.50	2/18/2016	(300)	(6,150)	(6,616)	(466)
Call - OTC ECAL USD versus BRL	MYC	3.96	3/10/2016	(243)	(7,776)	(11,149)	(3,373)

					$(67,868)	$(32,128)	$35,750

Interest Rate Floors - Written

Description	Counterparty	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call - INT FLR USD	MYC	3M USD-LIBOR	Receive	1.00	8/15/2019	$(5,000)	$(22,491)	$(22,500)	$9
Call - INT FLR USD	DUB	3M USD-LIBOR	Receive	1.00	8/15/2019	(10,000)	(44,982)	(45,770)	788
Call - INT FLR USD	GSC	3M USD-LIBOR	Receive	1.00	8/15/2019	(28,000)	(127,571)	(89,600)	(37,971)

							$(195,044)	$(157,870)	$(37,174)

European Style Credit Default Swaptions

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount (000s)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - CDX.O IG25 5Y	GST	0.70	1/20/2016	$(700)	$(67)	$(420)	$353
Put - CDX.O IG25 5Y	BRC	0.95	1/20/2016	(1,000)	(1,532)	(1,781)	249
Put - CDX.O IG25 5Y	GST	0.90	1/20/2016	(700)	(1,404)	(1,330)	(74)
Put - CDX.O IG25 5Y	BOA	0.95	1/20/2016	(300)	(459)	(535)	76
Put - CDX.O IG25 5Y	CBK	0.95	1/20/2016	(100)	(153)	(220)	67

					$(3,615)	$(4,286)	$671

Options on Exchange-Traded Futures Contracts:

Description	Currency	Exercise Price	Expiration Date	# of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Put - Euro-Bund Future Option	EUR	155.50	12/23/2015	4	$(2,269)	$(423)	$1,846
Put - Euro-Bund Future Option	EUR	154.50	12/23/2015	4	(1,686)	(253)	1,433

					$(3,995)	$(676)	$3,279

Forward Currency Contracts Open at November 30, 2015:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	KRW	54,701	1/21/2016	BCC	$—	$(1,299)	$(1,299)
Sell	CNY	130,856	4/7/2016	BCC	265	—	265
Buy	EUR	700,721	12/15/2015	BNP	—	(20,073)	(20,073)
Sell	EUR	404,790	12/15/2015	BNP	14,893	—	14,893
Sell	EUR	674,298	12/15/2015	BNP	36,115	—	36,115
Sell	EUR	337,149	12/15/2015	BNP	18,631	—	18,631
Buy	BRL	30,803	12/2/2015	BOA	803	—	803
Buy	EUR	1,966,239	12/2/2015	BOA	—	(15,726)	(15,726)
Buy	BRL	28,777	12/2/2015	BOA	—	(137)	(137)
Sell	EUR	2,847,401	12/2/2015	BOA	121,009	—	121,009
Sell	GBP	1,579,898	12/2/2015	BOA	27,005	—	27,005
Sell	BRL	59,581	12/2/2015	BOA	—	(1,538)	(1,538)
Sell	EUR	27,470	12/2/2015	BOA	575	—	575
Buy	TWD	602,761	12/4/2015	BOA	—	(3,005)	(3,005)
Sell	EUR	1,968,452	1/5/2016	BOA	15,719	—	15,719
Buy	KRW	369,367	1/21/2016	BOA	—	(8,633)	(8,633)
Buy	CNY	378,105	1/29/2016	BOA	2,105	—	2,105
Sell	AUD	107,367	2/11/2016	BOA	—	(2,705)	(2,705)
Sell	CHF	97,639	2/11/2016	BOA	2,097	—	2,097
Sell	TWD	603,261	2/26/2016	BOA	3,065	—	3,065
Sell	CNY	3,346,493	10/24/2016	BOA	—	(16,059)	(16,059)
Buy	EUR	745,924	12/2/2015	BRC	—	(7,566)	(7,566)
Buy	MXN	78,211	12/18/2015	BRC	42	—	42
Sell	THB	709,686	1/27/2016	BRC	2,046	—	2,046
Sell	CAD	91,353	2/11/2016	BRC	626	—	626
Sell	CNY	713,300	2/24/2016	BRC	—	(14,626)	(14,626)
Buy	EUR	162,709	12/2/2015	CBK	—	(2,503)	(2,503)
Buy	BRL	111,189	12/2/2015	CBK	—	(531)	(531)
Sell	JPY	2,646,442	12/2/2015	CBK	53,752	—	53,752
Sell	BRL	111,189	12/2/2015	CBK	1,811	—	1,811
Buy	JPY	1,015,449	12/4/2015	CBK	—	(29,201)	(29,201)
Buy	JPY	1,218,538	12/4/2015	CBK	—	(28,871)	(28,871)
Buy	JPY	747,370	12/4/2015	CBK	—	(21,428)	(21,428)
Buy	JPY	747,370	12/4/2015	CBK	—	(21,532)	(21,532)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	JPY	1,640,965	12/4/2015	CBK	$—	$(3,116)	$(3,116)
Sell	JPY	17,790,662	12/4/2015	CBK	461,330	—	461,330
Buy	SGD	71,584	12/10/2015	CBK	626	—	626
Sell	SGD	917,769	12/10/2015	CBK	—	(16,741)	(16,741)
Buy	GBP	695,822	12/15/2015	CBK	—	(14,125)	(14,125)
Sell	GBP	695,822	12/15/2015	CBK	14,365	—	14,365
Buy	EUR	2,022,299	2/10/2016	CBK	—	(31,906)	(31,906)
Sell	EUR	20,466,509	2/10/2016	CBK	238,627	—	238,627
Buy	JPY	2,437,213	2/12/2016	CBK	—	(600)	(600)
Buy	INR	24,489	2/26/2016	CBK	—	(11)	(11)
Buy	CNY	130,856	4/7/2016	CBK	—	(9,144)	(9,144)
Sell	BRL	1,360,136	5/3/2016	CBK	222,518	—	222,518
Buy	BRL	345,998	12/2/2015	DUB	8,998	—	8,998
Buy	BRL	102,913	12/2/2015	DUB	2,192	—	2,192
Buy	GBP	1,579,898	12/2/2015	DUB	—	(1,137)	(1,137)
Sell	BRL	29,094	12/2/2015	DUB	406	—	406
Sell	BRL	279,851	12/2/2015	DUB	9,653	—	9,653
Sell	BRL	139,966	12/2/2015	DUB	669	—	669
Buy	SGD	844,802	12/10/2015	DUB	—	(5,198)	(5,198)
Buy	BRL	277,100	1/5/2016	DUB	—	(9,568)	(9,568)
Sell	GBP	1,580,181	1/5/2016	DUB	1,192	—	1,192
Buy	KRW	1,006,362	1/21/2016	DUB	—	(19,917)	(19,917)
Sell	KRW	1,432,338	1/21/2016	DUB	—	(11,811)	(11,811)
Sell	CNY	1,585,016	1/29/2016	DUB	—	(18,046)	(18,046)
Sell	MXN	321,543	12/18/2015	FBF	—	(8,082)	(8,082)
Buy	EUR	66,638	1/5/2016	FBF	—	(826)	(826)
Buy	AUD	698,588	2/1/2016	FBF	9,217	—	9,217
Sell	AUD	1,420,245	2/1/2016	FBF	3,415	—	3,415
Buy	JPY	2,646,442	12/2/2015	GLM	—	(17,137)	(17,137)
Sell	TWD	602,761	12/4/2015	GLM	—	(6,088)	(6,088)
Sell	MXN	22,234	12/18/2015	GLM	—	(323)	(323)
Sell	JPY	2,649,929	1/5/2016	GLM	17,095	—	17,095
Buy	GBP	225,914	12/14/2015	HUS	—	(2,025)	(2,025)
Buy	MYR	732,733	12/28/2015	HUS	2,024	—	2,024
Buy	SEK	1,464,002	1/8/2016	HUS	—	(77,956)	(77,956)
Buy	NOK	2,138,950	1/20/2016	HUS	—	(152,085)	(152,085)
Sell	NOK	136,847	1/20/2016	HUS	—	(450)	(450)
Buy	SEK	2,354,759	1/21/2016	HUS	—	(143,185)	(143,185)
Sell	SEK	341,153	1/21/2016	HUS	270	—	270
Buy	CLP	303,527	1/29/2016	HUS	—	(2,236)	(2,236)
Sell	CLP	303,527	1/29/2016	HUS	2,365	—	2,365
Buy	CLP	4,364,210	2/12/2016	HUS	—	(183,229)	(183,229)
Sell	CLP	343,551	2/12/2016	HUS	2,684	—	2,684
Buy	SGD	480,771	2/18/2016	HUS	4,817	—	4,817
Sell	SGD	3,959,287	2/18/2016	HUS	—	(27,117)	(27,117)
Sell	AUD	1,944,925	2/18/2016	HUS	—	(31,246)	(31,246)
Buy	INR	3,238,390	2/25/2016	HUS	—	(25,396)	(25,396)
Buy	CLP	1,221,288	3/9/2016	HUS	—	(30,764)	(30,764)
Sell	GBP	3,629,687	12/14/2015	JPM	13,228	—	13,228
Buy	AUD	108,051	2/18/2016	JPM	1,757	—	1,757
Buy	AUD	1,537,074	1/13/2016	NAB	—	(14,312)	(14,312)
Buy	JPY	1,041,505	1/21/2016	UAG	—	(32,677)	(32,677)
Sell	JPY	1,041,505	1/21/2016	UAG	21,751	—	21,751

					$1,339,758	$(1,091,887)	$247,871

Borrowing and Other Financing Transactions

Reverse Repurchase Agreements

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (11)	Payable for Reverse Repurchase Agreements
JPMorgan Chase (1)	0.65%	11/30/2015	1/4/2016	$2,268,375	$2,268,375
Royal Bank of Scotland (2)	0.80%	11/30/2015	1/4/2016	2,475,473	2,475,473
Royal Bank of Scotland (3)	0.58%	11/18/2015	1/19/2016	3,583,125	3,583,125
Royal Bank of Scotland (4)	0.60%	11/19/2015	1/20/2016	1,436,750	1,436,750
The Bank of Nova Scotia (5)	0.42%	11/3/2015	1/5/2016	4,378,000	4,378,000
The Bank of Nova Scotia (6)(7)	0.47%	11/6/2015	1/11/2016	6,368,625	6,368,625
Societe Generale (8)	0.41%	11/23/2015	12/1/2015	2,259,750	2,259,750
Societe Generale (9)	0.21%	11/16/2015	12/1/2015	2,469,338	2,469,338
Societe Generale (10)	0.01%	11/18/2015	12/3/2015	1,485,000	1,485,000

				$24,456,061	$24,456,061

Short Sales

Type of Investment	Description	Coupon (%)	Maturity Date	Principal Amount (000s)	Proceeds	Fair Value
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	3.00	12/10/2045	$(6,200)	$(6,174)	$(6,227)
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	3.50	12/10/2045	(100)	(103)	(103)
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	3.50	1/14/2046	(100)	(103)	(103)
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	4.50	12/10/2045	(7,300)	(7,874)	(7,891)

					$(14,254)	$(14,324	)(12)

1)	Collateralized by a U.S. Treasury N/B valued at $2,268,375, 2.000%, 8/15/2025.
2)	Collateralized by a U.S. Treasury N/B valued at $2,475,473, 2.000%, 7/31/2022.
3)	Collateralized by a U.S. Treasury N/B valued at $3,583,125, 2.500%, 5/15/2024.
4)	Collateralized by a U.S. Treasury N/B valued at $1,436,750, 2.500%, 5/15/2024.
5)	Collateralized by a U.S. Treasury N/B valued at $4,378,000, 1.375%, 3/31/2020.
6)	Collateralized by a U.S. Treasury N/B valued at $5,749,875, 1.625%, 7/31/2019.
7)	Collateralized by a U.S. Treasury N/B valued at $618,750, 2.500%, 5/15/2024.
8)	Collateralized by a U.S. Treasury N/B valued at $2,259,750, 2.000%, 8/15/2025.
9)	Collateralized by a U.S. Treasury N/B valued at $2,468,338, 2.000%, 7/31/2022.
10)	Collateralized by a U.S. Treasury N/B valued at $1,485,000, 1.875%, 10/31/2022.
11)	The average amount of borrowing during the period ended November 30, 2015 was $2,969,382 at a weighted average interest rate of 0.47%.
12)	Short sales represent 6.93% of total net assets.

Glossary

Counterparty Abbreviations:

BCC	Barclays Capital	FBF	Credit Suisse International	MSC	Morgan Stanley & Co. Inc.
BOA	Bank of America, N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services
BNP	BNP Paribas, N.A.	GSC	Goldman Sachs Capital Markets	NAB	National Australia Bank Limited
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBS	Royal Bank of Scotland PLC
CBK	Citibank, N.A.	HUS	HSBC Bank USA	UAG	UBS AG
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD	Australian Dollar	GBP	Pound Sterling	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zolty
CAD	Canadian Dollar	HUF	Hungarian Forint	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
CZK	Czech Republic Koruna	MXN	Mexican Peso	USD	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NOK	Norwegian Krone

Index Abbreviations:
CDX HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage Backed Securities Index	RPI	Retail Price Index
CDX IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Consumer Price Index, Excluding Tobacco

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:
CCP	Central Counterparty Clearing House	ECAL	European-style Call	LIBOR	London Interbank Offer Rate
CDI	CETIP Deposito Interbancario	EPUT	European-style Put	OCC	Options Clearing Corporation
CDS	Credit Default Swap	IRS	Interest Rate Swap	TIIE	Tasa de Intere’s Interbancaria de Equilibrio

AMERICAN BEACON FUNDS

Supplementary Notes to the Schedules of Investments

November 30, 2015 (unaudited)

Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at a fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 - Prices determined using significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds, which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between levels to be disclosed. The end of period timing recognition has been adopted for transfers between levels of the Funds’ assets and liabilities. As of November 30, 2015, the investments were classified as described below (in thousands):

Zebra Small Cap Equity(1)	Level 1	Level 2	Level 3	Total
Common Stock	$21,920	$—	$—	$21,920
Short-Term Investments - Money Market Funds	723			723
Securities Lending Collateral Invested in Money Market Funds	438	—	—	438

Total Investments in Securities	$23,081	$—	$—	$23,081

Financial Derivative Instruments-Assets
Futures Contracts	$14	$—	$—	$14

Zebra Global Equity(1)	Level 1	Level 2	Level 3	Total
Short-Term Investments - Money Market Funds	$3,328	$—	$—	$3,328

Total Investments in Securities	$3,328	$—	$—	$3,328

The London Company Income Equity(1)	Level 1	Level 2	Level 3	Total
Common Stock	$746,654	$—	$—	$746,654
Preferred Stock	7,813	—	—	7,813
Short-Term Investments - Money Market Funds	41,637	—	—	41,637

Total Investments in Securities	$796,104	$—	$—	$796,104

Financial Derivative Instruments-Assets
Futures Contracts	$332	$—	$—	$332

SiM High Yield Opportunities(1)	Level 1	Level 2	Level 3	Total
Common Stock	$11,241	$—	$—	$11,241
Domestic Bank Loan Obligations	—	21,636	—	21,636
Domestic Convertible Obligations	—	10,704	—	10,704
Domestic Obligation	—	631,189	—	631,189
Foreign Convertible Obligations	—	—	1,336	1,336
Foreign Obligations	—	85,965	—	85,965
Short-Term Investments - Money Market Funds	11,193	—	—	11,193

Total Investments in Securities	$22,434	$749,494	$1,336	$773,264

Financial Derivative Instruments-Assets
Futures Contracts	$3,900	$—	$—	$3,900

Flexible Bond Fund(1)	Level 1	Level 2	Level 3	Total
Domestic Bank Loan Obligations	$—	$4,778	$—	$4,778
Domestic Obligations	—	80,260	—	80,260
Foreign Obligations	—	35,556	—	35,556
Asset-Backed Obligations	—	20,601	—	20,601
Collateralized Mortgage Obligations	—	33,329	—	33,329
Foreign Collateralized Mortgage Obligations	—	2,937	—	2,937
U.S. Agency Mortgage-Backed Obligations	—	427	—	427
U.S. Treasury Obligations	—	43,423	—	43,423
Municipal Obligations	—	299	—	299
Short Term Investments - Money Market Funds	6,747	—	—	6,747
Short Term Investments - U.S. Treasury Bills	—	4,097	—	4,097

Total Investments in Securities	$6,747	$225,707	$—	$232,454

	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Assets
Purchased options outstanding	$—	$417	$—	$417
Futures contracts	51	—	—	51
Interest Rate Swap agreements	—	674	—	674
Inflation Indexed Swap agreements	—	19	—	19
Credit Default Swap agreements	—	174	—	174
Forward currency contracts	—	1,340	—	1,340

	$51	$2,624	$—	$2,675

	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Liabilities
Reverse Repurchase Agreements	$—	$(24,456)	$—	$(24,456)
Short Sales	—	(14,324)	—	(14,324)
Written options outstanding	—	(416)	—	(416)
Futures contracts	(361)	—	—	(361)
Interest Rate Swap agreements	—	(2,516)	—	(2,516)
Inflation Indexed Swap agreements	—	(6)	—	(6)
Credit Default Swap agreements	—	(4)	—	(4)
Forward currency contracts	—	(1,092)	—	(1,092)

	$(361)	$(42,814)	$—	$(43,175)

As of November 30, 2015, there were no transfers between levels for the Zebra Small Cap Equity Fund, The London Company Income Equity Fund, the Flexible Bond Fund, and the SIM High Yield Opportunities Fund.

The following is a reconciliation of Level 3 assets of the SIM High Yield Opportunities Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period (in thousands):

Foreign Convertible Obligations
Beginning Balance as of 8/31/2015	$1,419
Net Purchases	—
Net Sales	—
Accrued Discounts/(Premiums)	—
Realized Gain/(Loss)	—
Net Change in Unrealized Appreciation/(Depreciation)[2]	(83)
Transfers into Level 3	—
Transfers out of Level 3	—

Ending Balance 11/30/2015	$1,336

Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 11/30/2015*	$(83)

*	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statement of Operations.

Securities and other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Emerging Markets Debt

The Funds may invest in emerging markets dept. The Fund’s emerging markets debt securities may include obligations of government and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging markets governments, such issues may be unwilling to pay interest and repay principal when due, either due to inability to pay or submission to political pressure not to pay, and as a result my default, declare temporary suspensions of interest payments or require that the conditions of payments be renegotiated.

Repurchase Agreements

A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. Government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds and convertible securities. There is no percentage restriction on each Fund’s ability to enter into repurchase agreements with terms of seven days or less.

Certificate of Deposit

A savings certificate entitling the bearer to receive interest. A Certificate of Deposit (“CD”) bears a fixed maturity date, has a specified fixed interest rate, and can be issued in any denomination. CDs are generally issued by commercial banks and are currently insured by the Federal Deposit Insurance Corporation (FDIC) up to a maximum of $250,000. CDs are generally offered at terms ranging from one month to five years.

Inflation-Indexed Bonds

The Flexible Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Payment In-Kind Securities

The Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

Illiquid and Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the year ended November 30, 2015 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-

characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Flexible Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Short Sales

The Flexible Bond Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of November 30, 2015, short positions were held by the Fund.

Master Agreements

The Funds are a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Options Contracts

The Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Flexible Bond Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

For the period ended November 30, 2015, the Fund purchased/sold options primarily for return enhancement, hedging and exposing cash to markets.

Straddle Options

The Flexible Bond Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange at specified, future intervals. The Funds may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of November 30, 2015 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the period ended November 30, 2015, the Funds entered into credit default swaps primarily for return enhancement hedging and exposing cash to markets.

Interest Rate Swap Agreements

The Flexible Bond Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

For the period ended November 30, 2016, the Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

Over-the Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or Manager using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

Forward Foreign Currency Contracts

The Flexible Bond Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

For the period ended November 30, 2015, the Fund entered into foreign currency exchange contracts primarily for return enhancement and hedging.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the period ended November 30, 2015, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

Principal Risks

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

Cost of Investments for Federal Income Tax Purposes

As of November 30, 2015, the cost of investments for federal income tax purposes was as follows:

	Cost of Investments for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Zebra Small Cap Equity	$23,172	$1,987	$(2,078)	$(91)
The London Company Income Equity	753,538	83,226	(40,660)	42,566
SiM High Yield Opportunities	842,326	4,445	(73,507)	(69,062)
Flexible Bond	243,202	1,357	(12,105)	(10,748)

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “40 Act)) of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the Trust’s last fiscal quarter that materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date:	January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date:	January 29, 2016

By:	/s/ Melinda G. Heika
Melinda Heika
Treasurer and Chief Financial Officer
American Beacon Funds
Date:	January 29, 2016